UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21417

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York			10019
(Address of principal executive offices)			(Zip code)

Lawrence G. Altadonna – 1633 Broadway, New York, New York 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3371

Date of fiscal year end:	January 31, 2016

Date of reporting period:	July 31, 2015

ITEM 1. REPORT TO SHAREHOLDERS

Table of Contents

2-3	Letter from the President
4-9	Fund Insights
10-12	Performance & Statistics
13-46	Schedules of Investments
47	Statements of Assets and Liabilities
48	Statements of Operations
49-50	Statements of Changes in Net Assets
51	Statement of Cash Flows
52-66	Notes to Financial Statements
67-69	Financial Highlights
70	Annual Shareholder Meeting Results
71	Changes to the Board of Trustees/Proxy Voting Policies & Procedures
72-80	Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements
81-83	Privacy Policy

July 31, 2015 | Semi-Annual Report 1

Letter from the President

Dear Shareholder:

Despite tepid growth earlier in the year, the US economy improved as the six-month fiscal reporting period ended July 31, 2015. Against this backdrop, longer-term bond yields moved higher and US equities generated positive returns.

Six Months in Review through July 31, 2015

For the period since the Fund’s inception on May 27, 2015 through July 31, 2015:

¡    AllianzGI Diversified Income & Convertible Fund returned -1.69% on net asset value (“NAV”) and returned -15.58% on market price.

Julian Sluyters President & CEO

For the six-month reporting period ended July 31, 2015:

¡    AllianzGI NFJ Dividend, Interest & Premium Strategy Fund returned 1.57% on NAV and returned -3.40% on market price.

¡    AllianzGI Equity & Convertible Income Fund returned 4.62% on NAV and returned 0.84% on market price.

During the reporting period, the Russell 3000 Index, a broad measure of US stock market performance, increased 6.61%; the Russell 1000 Value Index, a measure of large-cap value-style stocks, rose 3.98%; and the Russell 1000 Growth Index, a measure of growth style stocks, advanced 9.16%. Convertible securities, as reflected by the BofA Merrill Lynch All Convertibles Index, returned 4.03%. The BofA Merrill Lynch High Yield Master II Index, generally representative of the high yield market, returned -2.07% since the AllianzGI Diversified Income & Convertible Fund was incepted on May 27, 2015, and returned 1.16% during the full reporting period.

Turning to the US economy, gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, expanded at a revised annual pace of 2.1% during the fourth quarter of 2014. The economy then moderated during the first quarter of 2015 as the US Commerce Department reported that GDP grew at an annual pace of 0.6%. However, economic activity then improved as the Commerce Department’s second estimate showed that GDP — released after the reporting period ended — grew at an annual pace of 3.7% for the second quarter of 2015.

The Federal Reserve (the “Fed”) maintained an accommodative monetary policy during the reporting period, but it appeared to move closer to its first rate hike in nearly a decade. At its March 2015 meeting, the Fed eliminated the word “patient” from its official statement regarding

2 Semi-Annual Report | July 31, 2015

when it may start raising rates. Then, at its June 2015 meeting, the Fed said that it “currently anticipates that, even after employment and inflation are near mandate-consistent levels, economic conditions may, for some time, warrant keeping the target federal funds rate below levels the Committee views as normal in the longer run.” At its meeting in July 2015, the Fed noted continued progress in the US economy and labor market but was still not ready to begin raising rates.

Receive this report electronically and eliminate paper mailings. ____________________________________ To enroll, visit: us.allianzgi.com/edelivery.

Outlook

We believe macroeconomic data remain consistent with a moderate pace of growth in the US in coming months, although we will likely see a low growth environment globally.

Despite the changing economic environment, we believe bond markets still do not appear to be priced for the start of Fed tightening. This, combined with poor bond-market liquidity, could result in more volatility as we get closer to interest rate “lift-off.” While this volatility may affect equities more than bonds, we believe that stocks should see support from improving economic growth.

For specific information on the Funds and their performance, please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Funds’ shareholder servicing agent at (800) 254-5197. In addition, a wide range of information and resources is available on our website, us.allianzgi.com/closedendfunds.

On behalf of Allianz Global Investors Fund Management LLC, the Funds’ investment manager, NFJ Investment Group LLC and Allianz Global Investors U.S. LLC, the Funds’ sub-advisers, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Julian Sluyters

President & Chief Executive Officer

July 31, 2015 | Semi-Annual Report 3

Fund Insights

AllianzGI Diversified Income & Convertible Fund/
AllianzGI Equity & Convertible Income Fund/
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2015 (unaudited)

AllianzGI Diversified Income & Convertible Fund Fund Insights

For the period from inception on May 27, 2015 through July 31, 2015 as provided by Doug Forsyth, CFA, Portfolio Manager.

For the period since the Fund’s inception through July 31, 2015, the AllianzGI Diversified Income & Convertible Fund (the “Fund”) returned -1.69% on NAV and -15.58% on market price

During the period from the Fund’s inception through July 31, 2015, the Russell 1000 Growth Index, a measure of growth style stocks, advanced 0.61%.; High Yield securities, as reflected by the BofA Merrill Lynch High Yield Master II Index, returned -2.07%; and Convertible securities, as reflected by the BofA Merrill Lynch All Convertibles Index, returned -2.93%.

Market Environment

Several factors influenced the equity, convertible and high-yield markets during the period – most notably commodity prices, economic data, corporate earnings, the movement in the US Treasury market and the Fed’s outlook.

One influential factor was the sharp drop in crude oil and metal prices during July as angst around slowing economic activity in China increased. Steep price declines weighed on producers, pressuring commodity-linked sectors.

On the economic front, improving indicators signaled continued US expansion. The positive trends in data supported the favorable backdrop for equities, convertible and high-yield securities.

Another factor that influenced the markets was corporate earnings. As anticipated, adverse weather conditions, a West Coast port shutdown and a strong dollar dampened profits, but earnings growth was impressive nonetheless.

Treasury-rate volatility affected a portion of the convertible and high-yield markets throughout the period. Despite a drop in July, the 10-year Treasury rate moved higher during the reporting period. This had a negative impact on bond-like or busted convertible securities, and it negatively affected sentiment on yield-producing investments such as utilities and REITS. The impact on the high-yield market was mixed. The increase in Treasury yields supported the BB rated, more narrow-spread issuers in the period.

Global central banks have continued to be accommodative. Although there has been investor uncertainty around the timing of the first rate hike and the path of US monetary policy thereafter, the Fed’s message has remained consistent: Changes in policy will be data-dependent and international developments will be assessed.

4 Semi-Annual Report | July 31, 2015

Fund Insights

AllianzGI Diversified Income & Convertible Fund/
AllianzGI Equity & Convertible Income Fund/
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2015 (unaudited) (continued)

Against this backdrop, investment-grade convertible issuers outperformed non-investment-grade issuers and total-return convertibles outperformed yield or busted categories. Thus far, 2015 new issuance has been robust and on pace to exceed 2014’s elevated levels.

The Chicago Board Options Exchange Volatility Index (“VIX”) decreased concurrent with equity market strength. The VIX ended the reporting period at 12.12 after starting at 13.27.

Portfolio Specifics

In the equity sleeve, stock picking was strongest in the financials, consumer discretionary and energy sectors. Conversely, security selection in the materials, health care and industrials sectors hampered performance.

In the convertibles sleeve, sector allocations that helped relative performance in the period included energy, health care and technology. An underweight in the energy sector and an overweight in the health care sector were beneficial. Issue selection was positive in the technology sector. In contrast, exposure to the utilities, transportation and consumer staples sectors detracted. All three sectors were impacted by issue selection.

In the high-yield sleeve, industries that helped relative performance in the period included metals/mining ex steel, energy and health care. Having no exposure to metals/mining ex steel had a positive impact. An underweight and positive issue selection in energy was beneficial. In health care, an overweight and issue selection were areas of strength. In contrast, technology, banking and support-services detracted from relative performance. Having no exposure to banking had a negative impact. Issue selection in technology and support-services were areas of weakness.

Regarding the options strategy, many of the covered call option positions expired below strike and the portfolio was able to retain the set premiums.

AllianzGI Equity & Convertible Income Fund Fund Insights

For the period of February 1, 2015 through July 31, 2015 as provided by Doug Forsyth, CFA, Portfolio Manager.

For the six-month period ended July 31, 2015, the AllianzGI Equity & Convertible Income Fund (the “Fund”) returned 4.62% on NAV and 0.84% on market price.

During the reporting period, the Russell 1000 Growth Index, a measure of growth style stocks, advanced 9.16%.; and Convertible securities, as reflected by the BofA Merrill Lynch All Convertibles Index, returned 4.03%.

Market Environment

Several factors influenced the equity and convertible markets during the reporting

July 31, 2015 | Semi-Annual Report 5

Fund Insights

AllianzGI Diversified Income & Convertible Fund/
AllianzGI Equity & Convertible Income Fund/
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2015 (unaudited) (continued)

period – most notably commodity prices, economic data, corporate earnings, the movement in the US Treasury market and the Fed’s outlook.

One influential factor was the sharp drop in crude oil and metal prices during July as angst around slowing economic activity in China increased. Steep price declines weighed on producers, pressuring commodity-linked sectors.

On the economic front, improving statistics signaled continued US expansion. The positive trends in data supported the favorable backdrop for equities and convertible securities.

Another factor that influenced the markets was corporate earnings. As anticipated, adverse weather conditions, a West Coast US port shutdown and a strong dollar dampened profits, but earnings growth was impressive nonetheless.

Treasury-rate volatility affected a portion of the convertible market throughout the period. Despite a drop in July, the 10-year Treasury rate moved higher during the reporting period. This had a negative impact on bond-like or busted convertible securities and it negatively affected sentiment on yield-producing investments such as utilities and REITS.

Global central banks have continued to be accommodative. Although there has been investor uncertainty around the timing of the first rate hike and the path of US monetary policy thereafter, the Fed’s message has remained consistent: Changes in policy will be data-dependent and international developments will be assessed.

Against this backdrop, investment-grade convertible issuers outperformed non-investment-grade issuers and total-return convertibles outperformed yield or busted categories. Thus far, 2015 new issuance has been robust and on pace to exceed 2014’s elevated levels.

The VIX decreased concurrent with equity market strength. The VIX ended the reporting period at 12.12 after starting at 20.97.

Portfolio Specifics

The Fund provided consistent income and generated a positive return over the trailing six-month period.

In the equity sleeve, stock picking was strongest in the financials, consumer discretionary and industrials sectors. Conversely, security selection in the information technology, energy and utilities sectors hampered performance.

In the convertibles sleeve, sector allocations that helped relative performance in the period included energy, financials and telecommunications. Issue selection in all three of the above mentioned sectors was

6 Semi-Annual Report | July 31, 2015

Fund Insights

AllianzGI Diversified Income & Convertible Fund/
AllianzGI Equity & Convertible Income Fund/
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2015 (unaudited) (continued)

beneficial. In contrast, exposure in the health care, technology and industrials sectors weighed on performance. An underweight in the health care sector was a detractor, in addition to issue selection in the technology and industrials sectors.

Regarding the options strategy, many of the covered call option positions expired below strike and the portfolio was able to retain the set premiums.

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund Fund Insights

For the period of February 1, 2015, through July 31, 2015 as provided by Krysta Hill, Product Specialist Associate.

For the six-month period ended July 31, 2015, the AllianzGI NFJ Dividend, Interest & Premium Strategy Fund (the “Fund”) returned 1.57% on NAV and -3.40% on market price.

During the reporting period, the Russell 1000 Value Index, a measure of large-cap value-style stocks, rose 3.98%; and Convertible securities, as reflected by the BofA Merrill Lynch All Convertibles Index, returned 4.03%.

Market Environment

US equities appreciated over the six-month reporting period, driven in part by positive first quarter earnings and robust merger & acquisition activity, including Anthem and Cigna’s agreement to a $54 billion deal and Teva Pharmaceutical’s deal to acquire Allergan for $40.5 billion. In February and April, share prices rocketed to new all-time highs on Wall Street as investors applauded strong economic data, easy monetary policy and fresh measures to keep Greece in the euro zone. In February alone, the S&P 500 Index climbed into uncharted territory with a 5.75% rally, its biggest in 40 months. Commodity markets also recovered in February after posting losses for nine consecutive months, the longest down streak since at least 1986. The first quarter saw anemic growth in the US. Weakness was attributed to a range of factors, including harsh winter weather, the West Coast port strike, falling energy industry investment and a steep drop in exports. However, growth picked up significantly in the US in the second quarter. Markets also processed an increasingly politicized dialogue regarding the Greek debt crisis. At the close of the quarter, the crisis deteriorated further as Greece defaulted on its €1.55 billion ($1.73 billion) June 30th International Monetary Fund (“IMF”) payment and became ineligible for Emergency Liquidity Assistance (“ELA”) for the first time in over five years. Crude prices largely fell over the trailing six-month period, finishing the month of July at $47.12/barrel West Texas Intermediate (“WTI”).

Within the Russell 1000 Value Index, seven of ten GICS economic sectors delivered positive returns, as health care (13.50%) and financials

July 31, 2015 | Semi-Annual Report 7

Fund Insights

AllianzGI Diversified Income & Convertible Fund/
AllianzGI Equity & Convertible Income Fund/
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2015 (unaudited) (continued)

(10.79%) generated double-digit gains. The energy (-9.56%) and utilities (-7.75%) sectors exhibited the greatest losses as commodity prices generally declined and fears of an interest rate hike bridled both sectors, respectively.

Several factors influenced the convertible market during the period – most notably commodity prices, economic data, corporate earnings, the movement in the US Treasury market and the Fed’s outlook.

One of the most significant influential factors was the sharp drop in crude oil and metal prices during July as angst around slowing economic activity in China increased. Steep price declines weighed on producers, pressuring commodity-linked sectors.

On the economic front, improving indicators signaled continued US expansion. The positive trends in data supported the favorable backdrop for convertible securities.

Another factor that influenced the convertible market was corporate earnings. As anticipated, adverse weather conditions, a West Coast port shutdown and a strong dollar dampened profits, but earnings growth was impressive nonetheless.

Treasury-rate volatility affected a portion of the convertible market throughout the period. Despite a drop in July, the 10-year Treasury rate moved higher during the reporting period. This had a negative impact on bond-like or busted convertible securities, and it negatively affected sentiment on yield-producing investments such as utilities and REITS.

Global central banks have continued to be accommodative. Although there has been investor uncertainty around the timing of the first rate hike and the path of US monetary policy thereafter, the Fed’s message has remained consistent: Changes in policy will be data-dependent and international developments will be assessed.

Against this backdrop, investment-grade issuers outperformed non-investment-grade issuers and total-return convertibles outperformed yield or busted categories. Thus far, 2015 new issuance has been robust and on pace to exceed 2014’s elevated levels.

Portfolio Specifics

The equity portion of the Fund delivered positive returns but failed to keep pace with the Russell 1000 Value benchmark index. Negative stock selection and sector allocation drove relative underperformance. In terms of security selection, the Fund’s holdings in the energy and financials sectors were the most beneficial. However, these positive results were overwhelmed by negative selection in the information technology, consumer discretionary and health care sectors. From a sector allocation perspective, underweight positions in the utilities and consumer staples

8 Semi-Annual Report | July 31, 2015

Fund Insights

AllianzGI Diversified Income & Convertible Fund/
AllianzGI Equity & Convertible Income Fund/
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2015 (unaudited) (continued)

sectors boosted the Fund’s performance. Conversely, the Fund’s overweights in the energy and materials sectors, as well as an underweight in the financials sector detracted from results.

During the six-month reporting period, the equity portion of the Fund’s largest overweights relative to the Russell 1000 Value Index were in the telecommunication services, energy and materials sectors. The Fund’s largest relative underweights were in the consumer staples, industrials and financials sectors.

In the convertible portion of the portfolio, sector allocations that helped relative performance included financials, industrials and technology. An underweight and issue selection in all three of the above mentioned sectors were beneficial. In contrast, health care, materials and energy exposure weighed on performance. An underweight and issue selection in the health care sector was a detractor. Furthermore, issue selection in materials and an overweight in energy hindered relative returns.

The Fund benefited from gains attributed to option premium retention early in the year. Since many of the portfolio’s options positions expired out-of-the money, the fund was able to retain premium collected at initiation. However, the majority of the gains generated from the options portfolio at the beginning of the period were later offset by cash assignments. Two equity market moves proved to be particularly challenging for the options portion of the portfolio during the period. As the S&P 500 climbed nearly 6% in February, several options positions expired in-the-money. The strength of energy sector equities was a hindrance to the options portfolio from mid-March to early May. The oil service index rose more than 22%, resulting in significant cash assignments in excess of the premium originally collected. Ultimately, the options component of the portfolio was unable to contribute meaningful gains for the period.

July 31, 2015 | Semi-Annual Report 9

Performance & Statistics

AllianzGI Diversified Income & Convertible Fund

July 31, 2015 (unaudited)

Total Return(1):	Market Price	NAV
Commencement of Operations (5/27/15) to 7/31/15	-15.58%	-1.69%

Market Price/NAV Performance:	Market Price/NAV:
Commencement of Operations (5/27/15) to 7/31/15	Market Price	$20.94
	NAV	$23.31
NAV	Discount to NAV	-10.17%
Market Price	Market Price Yield(2)	9.57%
	Leverage Ratio(3)	28.12%

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all dividends and distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares and includes the effect of any expense reductions, if any. Total return for a period of less than one year is not annualized.

Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly dividend per share (comprised of net investment income and net capital gains, if any) payable to shareholders by the market price per share at July 31, 2015.

(3) Represents amount drawn under short-term margin loan facility (“Leverage”), as a percentage of total managed assets. Total managed assets refer to total assets (including assets attributable to Leverage) minus liabilities (other than liabilities representing Leverage).

10 Semi-Annual Report | July 31, 2015

Performance & Statistics

AllianzGI Equity & Convertible Income Fund

July 31, 2015 (unaudited)

Total Return(1):	Market Price	NAV
Six Months	0.84%	4.62%
1 Year	5.44%	4.71%
5 Year	10.74%	11.56%
Commencement of Operations (2/27/07) to 7/31/15	4.89%	6.51%

Market Price/NAV Performance:	Market Price/NAV:
Commencement of Operations (2/27/07) to 7/31/15	Market Price	$19.42
	NAV	$22.39
NAV	Discount to NAV	-13.26%
Market Price	Market Price Yield(2)	7.83%

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all dividends and distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares and includes the effect of any expense reductions, if any. Total return for a period of more than one year represents the average annual total return. Total return for a period of less than one year is not annualized.

Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current quarterly dividend per share (comprised of net investment income and net capital gains, if any) payable to shareholders by the market price per share at July 31, 2015.

July 31, 2015 | Semi-Annual Report 11

Performance & Statistics

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2015 (unaudited)

Total Return(1):	Market Price	NAV
Six Months	-3.40%	1.57%
1 Year	-12.28%	-2.42%
5 Year	10.19%	8.52%
10 Year	4.13%	4.91%
Commencement of Operations (2/28/05) to 7/31/15	3.72%	4.90%

Market Price/NAV Performance:	Market Price/NAV:
Commencement of Operations (2/28/05) to 7/31/15	Market Price	$14.50
	NAV	$16.33
NAV	Discount to NAV	-11.21%
Market Price	Market Price Yield(2)	12.41%

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all dividends and distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares and includes the effect of any expense reductions, if any. Total return for a period of more than one year represents the average annual total return. Total return for a period of less than one year is not annualized.

Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current quarterly dividend per share (comprised of net investment income and net capital gains, if any) payable to shareholders by the market price per share at July 31, 2015.

12 Semi-Annual Report | July 31, 2015

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

July 31, 2015 (unaudited)

Principal Amount (000s)		Value
Convertible Bonds & Notes (a) – 59.8%
	Air Freight & Logistics – 0.6%
$1,545	Atlas Air Worldwide Holdings, Inc., 2.25%, 6/1/22	$1,458,094
	Automobiles – 2.4%
25,195	Fiat Chrysler, 7.875%, 12/15/16	3,445,416
	Tesla Motors, Inc.,
1,450	0.25%, 3/1/19	1,437,313
675	1.50%, 6/1/18	1,463,906
		6,346,635
	Biotechnology – 4.7%
1,095	BioMarin Pharmaceutical, Inc., 1.50%, 10/15/20	1,847,128
1,505	Cepheid, 1.25%, 2/1/21	1,672,431
625	Clovis Oncology, Inc., 2.50%, 9/15/21 (b)(c)	978,125
1,290	Emergent Biosolutions, Inc., 2.875%, 1/15/21	1,591,538
515	Gilead Sciences, Inc., 1.625%, 5/1/16	2,676,715
405	Incyte Corp., 0.375%, 11/15/18	832,275
550	Ligand Pharmaceuticals, Inc., 0.75%, 8/15/19 (b)(c)	845,625
180	Regeneron Pharmaceuticals, Inc., 1.875%, 10/1/16	1,181,250
275	Synergy Pharmaceuticals, Inc., 7.50%, 11/1/19 (b)(c)	795,266
		12,420,353
	Chemicals – 0.7%
1,535	RPM International, Inc., 2.25%, 12/15/20	1,753,737
	Communications Equipment – 1.9%
1,175	Ciena Corp., 3.75%, 10/15/18 (b)(c)	1,683,187
1,510	InterDigital, Inc., 1.50%, 3/1/20 (b)(c)	1,513,775
975	Palo Alto Networks, Inc., zero coupon, 7/1/19	1,700,766
		4,897,728
	Computers & Peripherals – 0.4%
550	Spansion LLC, 2.00%, 9/1/20	1,131,625
	Consumer Finance – 0.7%
1,610	PRA Group, Inc., 3.00%, 8/1/20	1,847,475
	Diversified Telecommunication – 0.3%
870	inContact, Inc., 2.50%, 4/1/22 (b)(c)	830,306
	Electonic Equipment, Instruments & Components – 0.2%
590	TTM Technologies, Inc., 1.75%, 12/15/20	644,944
	Electrical Equipment – 1.1%
730	General Cable Corp., 4.50%, 11/15/29 (d)	548,869
2,315	SolarCity Corp., 1.625%, 11/1/19 (b)(c)	2,257,125
		2,805,994
	Health Care Equipment & Supplies – 3.0%
1,640	Hologic, Inc., 2.00%, 3/1/42 (d)	2,311,375
1,395	NuVasive, Inc., 2.75%, 7/1/17	1,960,847
795	Teleflex, Inc., 3.875%, 8/1/17	1,734,591
1,700	Wright Medical Group, Inc., 2.00%, 2/15/20 (b)(c)	1,805,188
		7,812,001

July 31, 2015 | Semi-Annual Report 13

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

July 31, 2015 (unaudited) (continued)

Principal Amount (000s)		Value
	Health Care Providers & Services – 1.9%
$770	Brookdale Senior Living, Inc., 2.75%, 6/15/18	$973,087
875	Laboratory Corp. of America Holdings, zero coupon, 9/11/21	1,494,063
1,775	Molina Healthcare, Inc., 1.625%, 8/15/44	2,462,812
		4,929,962
	Health Care Technology – 0.5%
1,050	Medidata Solutions, Inc., 1.00%, 8/1/18	1,253,437
	Holding Companies-Diversified – 0.8%
1,470	Horizon Pharma Investment Ltd., 2.50%, 3/15/22 (b)(c)	2,117,719
	Household Durables – 1.9%
2,575	Jarden Corp., 1.125%, 3/15/34	3,197,828
840	Lennar Corp., 3.25%, 11/15/21 (b)(c)	1,901,550
		5,099,378
	Independent Power & Renewable Electricity Producers – 1.1%
	NRG Yield, Inc. (b)(c),
990	3.25%, 6/1/20	941,738
1,835	3.50%, 2/1/19	1,888,903
		2,830,641
	Insurance – 1.6%
2,135	AmTrust Financial Services, Inc., 2.75%, 12/15/44	2,141,672
940	Fidelity National Financial, Inc., 4.25%, 8/15/18	2,012,187
		4,153,859
	Internet & Catalog Retail – 2.0%
	Ctrip.com International Ltd.
895	1.00%, 7/1/20 (b)(c)	852,488
1,200	1.25%, 10/15/18	1,359,750
2,550	Priceline Group, Inc., 0.35%, 6/15/20	2,993,062
		5,205,300
	Internet Software & Services – 5.2%
1,920	Akamai Technologies, Inc., zero coupon, 2/15/19	2,091,610
1,380	Gogo, Inc., 3.75%, 3/1/20 (b)(c)	1,349,819
1,260	LinkedIn Corp., 0.50%, 11/1/19 (b)(c)	1,271,819
1,250	Twitter, Inc., 1.00%, 9/15/21 (b)(c)	1,088,281
935	VeriSign, Inc., 4.136%, 8/15/37	1,954,734
1,835	Web.com Group, Inc., 1.00%, 8/15/18	1,816,650
1,195	WebMD Health Corp., 1.50%, 12/1/20	1,262,219
2,790	Yahoo!, Inc., zero coupon, 12/1/18	2,847,544
		13,682,676
	IT Services – 1.1%
730	Cardtronics, Inc., 1.00%, 12/1/20	736,388
1,880	Euronet Worldwide, Inc., 1.50%, 10/1/44 (b)(c)	2,207,825
		2,944,213
	Life Science Tools & Services – 1.1%
2,400	Illumina, Inc., 0.50%, 6/15/21	2,947,500

14 Semi-Annual Report | July 31, 2015

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

July 31, 2015 (unaudited) (continued)

Principal Amount (000s)		Value
	Media – 1.5%
$1,920	Liberty Media Corp., 1.375%, 10/15/23	$1,862,400
2,000	Live Nation Entertainment, Inc., 2.50%, 5/15/19	2,143,750
		4,006,150
	Oil, Gas & Consumable Fuels – 2.0%
2,355	Cheniere Energy, Inc., 4.25%, 3/15/45	1,773,609
1,250	Cobalt International Energy, Inc., 3.125%, 5/15/24	797,656
1,425	Energy XXI Ltd., 3.00%, 12/15/18	198,610
1,000	Scorpio Tankers, Inc., 2.375%, 7/1/19 (b)(c)	1,114,375
1,600	Whiting Petroleum Corp., 1.25%, 4/1/20 (b)(c)	1,393,000
		5,277,250
	Personal Products – 0.4%
1,200	Herbalife Ltd., 2.00%, 8/15/19 (c)	1,027,506
	Pharmaceuticals – 3.0%
835	Depomed, Inc., 2.50%, 9/1/21	1,460,206
1,460	Impax Laboratories, Inc., 2.00%, 6/15/22 (b)(c)	1,511,100
1,450	Jazz Investments I Ltd., 1.875%, 8/15/21 (b)(c)	1,769,000
1,155	Medicines Co., 2.50%, 1/15/22 (b)(c)	1,332,581
190	Mylan, Inc., 3.75%, 9/15/15	830,419
635	Teva Pharmaceutical Finance Co. LLC, 0.25%, 2/1/26	1,039,813
		7,943,119
	Professional Services – 0.7%
1,580	Huron Consulting Group, Inc., 1.25%, 10/1/19 (b)(c)	1,754,788
	Semiconductors & Semiconductor Equipment – 7.5%
1,475	Intel Corp., 3.25%, 8/1/39	2,147,054
2,630	Lam Research Corp., 1.25%, 5/15/18	3,601,456
825	Microchip Technology, Inc., 1.625%, 2/15/25 (b)(c)	779,625
3,255	Micron Technology, Inc., 3.00%, 11/15/43	3,047,494
1,150	NVIDIA Corp., 1.00%, 12/1/18	1,322,500
1,565	NXP Semiconductors NV, 1.00%, 12/1/19 (b)(c)	1,844,744
1,635	ON Semiconductor Corp., 1.00%, 12/1/20 (b)(c)	1,586,972
	SunEdison, Inc. (b)(c),
1,300	2.625%, 6/1/23	1,182,187
2,250	3.375%, 6/1/25	2,062,969
1,460	SunPower Corp., 0.875%, 6/1/21	1,379,700
595	Xilinx, Inc., 2.625%, 6/15/17	876,881
		19,831,582
	Software – 6.4%
	FireEye, Inc. (b)(c),
765	1.00%, 6/1/35	787,950
735	1.625%, 6/1/35	753,834
870	Nuance Communications, Inc., 1.50%, 11/1/35	927,094
1,000	Proofpoint, Inc., 0.75%, 6/15/20 (b)(c)	1,093,125
1,535	Red Hat, Inc., 0.25%, 10/1/19 (b)(c)	1,932,181
2,690	Salesforce.com, Inc., 0.25%, 4/1/18	3,392,763

July 31, 2015 | Semi-Annual Report 15

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

July 31, 2015 (unaudited) (continued)

Principal Amount (000s)		Value
$1,585	ServiceNow, Inc., zero coupon, 11/1/18	$1,964,409
1,515	Synchronoss Technologies, Inc., 0.75%, 8/15/19	1,758,347
1,395	Take-Two Interactive Software, Inc., 1.00%, 7/1/18	2,141,325
1,925	Verint Systems, Inc., 1.50%, 6/1/21	2,145,172
		16,896,200
	Specialty Retail – 1.0%
	Restoration Hardware Holdings, Inc. (b)(c),
2,180	zero coupon, 6/15/19	2,279,463
295	zero coupon, 7/15/20	301,453
		2,580,916
	Technology Hardware, Storage & Peripherals – 1.3%
1,945	Electronics For Imaging, Inc., 0.75%, 9/1/19 (b)(c)	2,044,681
1,095	SanDisk Corp., 1.50%, 8/15/17	1,454,981
		3,499,662
	Thrifts & Mortgage Finance – 1.4%
900	MGIC Investment Corp., 5.00%, 5/1/17	1,021,500
1,545	Radian Group, Inc., 2.25%, 3/1/19	2,699,887
		3,721,387
	Trading Companies & Distributors – 0.6%
1,215	Air Lease Corp., 3.875%, 12/1/18	1,656,956
	Transportation Infrastructure – 0.8%
1,850	Macquarie Infrastructure Corp., 2.875%, 7/15/19	2,211,906
Total Convertible Bonds & Notes (cost-$161,401,606)		157,520,999

Shares
Common Stock (a) – 32.8%
	Aerospace & Defense – 0.8%
14,000	Boeing Co.	2,018,380
	Auto Components – 0.6%
36,200	Johnson Controls, Inc.	1,649,272
	Automobiles – 0.6%
104,700	Ford Motor Co.	1,552,701
	Banks – 0.7%
34,000	Wells Fargo & Co.	1,967,580
	Beverages – 1.2%
34,000	Coca-Cola Co.	1,396,720
17,200	PepsiCo, Inc.	1,657,220
		3,053,940
	Biotechnology – 2.4%
12,500	Amgen, Inc.	2,207,375
21,400	Baxalta, Inc.	702,562
4,200	Biogen, Inc. (e)	1,338,876
18,600	Gilead Sciences, Inc.	2,192,196
		6,441,009

16 Semi-Annual Report | July 31, 2015

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

July 31, 2015 (unaudited) (continued)

Shares		Value
	Chemicals – 0.6%
15,400	Monsanto Co.	$1,569,106
	Communications Equipment – 0.4%
17,200	Qualcomm, Inc.	1,107,508
	Computers & Peripherals – 1.8%
22,200	Apple, Inc.	2,692,860
71,600	EMC Corp.	1,925,324
		4,618,184
	Construction & Engineering – 0.3%
15,300	Fluor Corp.	715,275
	Diversified Telecommunications Services – 0.6%
32,600	Verizon Communications, Inc.	1,525,354
	Electronic Equipment, Instruments & Components – 0.6%
29,100	Amphenol Corp., Class A	1,641,531
	Energy Equipment & Services – 0.5%
15,000	Schlumberger Ltd.	1,242,300
	Food & Staples Retailing – 2.3%
13,500	Costco Wholesale Corp.	1,961,550
51,000	Kroger Co.	2,001,240
22,400	Walgreens Boots Alliance, Inc.	2,164,512
		6,127,302
	Health Care Equipment & Supplies – 0.3%
21,400	Baxter International, Inc.	857,712
	Health Care Providers & Services – 1.4%
9,300	McKesson Corp.	2,051,301
12,400	UnitedHealth Group, Inc.	1,505,360
		3,556,661
	Hotels Restaurants & Leisure – 1.3%
10,900	McDonald’s Corp.	1,088,474
42,000	Starbucks Corp.	2,433,060
		3,521,534
	Household Products – 0.5%
16,800	Procter & Gamble Co.	1,288,560
	Industrial Conglomerates – 1.3%
11,000	3M Co.	1,664,740
67,000	General Electric Co.	1,748,700
		3,413,440
	Insurance – 0.6%
16,500	Prudential Financial, Inc.	1,457,940
	Internet & Catalog Retail – 1.0%
4,900	Amazon.com, Inc. (e)	2,627,135

July 31, 2015 | Semi-Annual Report 17

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

July 31, 2015 (unaudited) (continued)

Shares		Value
	Internet Software & Services – 2.2%
9,500	Alibaba Group Holding Ltd., ADR (e)	$744,230
22,900	Facebook, Inc., Class A (e)	2,152,829
4,500	Google, Inc., Class A (e)	2,958,750
		5,855,809
	IT Services – 1.3%
7,400	International Business Machines Corp.	1,198,726
29,600	Visa, Inc., Class A	2,230,064
		3,428,790
	Machinery – 0.9%
16,000	AGCO Corp.	880,160
11,200	Deere & Co.	1,059,184
13,800	Joy Global, Inc.	364,458
		2,303,802
	Media – 1.6%
33,900	Comcast Corp., Class A	2,115,699
18,400	The Walt Disney Co.	2,208,000
		4,323,699
	Multiline Retail – 0.8%
25,100	Target Corp.	2,054,435
	Oil, Gas & Consumable Fuels – 0.6%
8,100	Occidental Petroleum Corp.	568,620
16,200	Valero Energy Corp.	1,062,720
		1,631,340
	Pharmaceuticals – 1.5%
30,600	AbbVie, Inc.	2,142,306
25,800	Bristol-Myers Squibb Co.	1,693,512
		3,835,818
	Road & Rail – 0.6%
17,300	Union Pacific Corp.	1,688,307
	Semiconductors & Semiconductor Equipment – 1.2%
44,500	Intel Corp.	1,288,275
35,900	Texas Instruments, Inc.	1,794,282
		3,082,557
	Software – 1.5%
45,600	Microsoft Corp.	2,129,520
47,000	Oracle Corp.	1,877,180
		4,006,700
	Specialty Retail – 0.8%
18,300	Home Depot, Inc.	2,141,649
Total Common Stock (cost-$89,297,238)		86,305,330

18  Semi-Annual Report | July 31, 2015

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

July 31, 2015 (unaudited) (continued)

Principal Amount (000s)		Value
Corporate Bonds & Notes – 32.1%
	Aerospace & Defense – 1.2%
$1,000	Huntington Ingalls Industries, Inc., 5.00%, 12/15/21 (a)(b)(c)	$1,031,250
1,000	KLX, Inc., 5.875%, 12/1/22 (a)(b)(c)	1,010,000
1,000	TransDigm, Inc., 6.50%, 5/15/25 (a)(b)(c)	1,005,000
		3,046,250
	Air Freight & Logistics – 0.5%
	XPO Logistics, Inc. (a)(b)(c),
200	6.50%, 6/15/22	197,250
1,000	7.875%, 9/1/19	1,072,500
		1,269,750
	Chemicals – 1.6%
1,000	A Schulman, Inc., 6.875%, 6/1/23 (a)(b)(c)	1,017,500
1,000	Chemours Co., 7.00%, 5/15/25 (a)(b)(c)	879,690
1,000	OMNOVA Solutions, Inc., 7.875%, 11/1/18 (a)	1,018,750
1,000	Platform Specialty Products Corp., 6.50%, 2/1/22 (a)(b)(c)	1,040,000
365	Univar USA, Inc., 6.75%, 7/15/23 (a)(b)(c)	367,738
		4,323,678
	Commercial Services – 0.4%
1,000	United Rentals North America, Inc., 5.50%, 7/15/25 (a)	960,000
	Commercial Services & Supplies – 0.7%
915	RR Donnelley & Sons Co., 6.00%, 4/1/24 (a)	927,581
1,000	West Corp., 5.375%, 7/15/22 (a)(b)(c)	953,750
		1,881,331
	Construction & Engineering – 0.4%
1,000	AECOM, 5.875%, 10/15/24 (a)(b)(c)	1,017,500
	Consumer Finance – 0.8%
1,000	Navient Corp., 8.45%, 6/15/18 (a)	1,082,500
1,000	Springleaf Finance Corp., 6.90%, 12/15/17 (a)	1,067,500
		2,150,000
	Diversified Financial Services – 1.1%
1,500	Community Choice Financial, Inc., 10.75%, 5/1/19 (a)	667,500
1,000	International Lease Finance Corp., 8.25%, 12/15/20 (a)	1,200,000
1,000	Nationstar Mortgage LLC / Nationstar Capital Corp., 7.875%, 10/1/20 (a)	988,750
		2,856,250
	Diversified Telecommunications Services – 0.4%
1,000	Cincinnati Bell, Inc., 8.375%, 10/15/20 (a)	1,051,250
	Electonic Equipment, Instruments & Components – 0.4%
1,000	Zebra Technologies Corp., 7.25%, 10/15/22 (a)(b)(c)	1,097,500
	Electric – 0.4%
1,000	Talen Energy Supply LLC, 6.50%, 6/1/25 (a)(b)(c)	981,250
	Electronic Equipment, Instruments – 0.2%
500	Kemet Corp., 10.50%, 5/1/18	488,750

July 31, 2015 | Semi-Annual Report 19

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

July 31, 2015 (unaudited) (continued)

Principal Amount (000s)		Value
	Energy-Alternate Sources – 0.4%
$1,000	TerraForm Power Operating LLC, 5.875%, 2/1/23 (a)(b)(c)	$1,014,380
	Entertainment – 0.4%
1,000	Cedar Fair LP / Canada’s Wonderland Co. / Magnum Management Corp., 5.375%, 6/1/24 (a)	1,027,680
	Food & Staples Retailing – 0.4%
1,000	SUPERVALU, Inc., 6.75%, 6/1/21 (a)	1,025,000
	Health Care Equipment & Supplies – 0.2%
585	Hologic, Inc., 5.25%, 7/15/22 (a)(b)(c)	606,937
	Health Care Providers & Services – 1.6%
1,000	DaVita HealthCare Partners, Inc., 5.125%, 7/15/24 (a)	1,009,590
1,000	ExamWorks Group, Inc., 5.625%, 4/15/23 (a)	1,030,000
1,000	Kindred Healthcare, Inc., 8.75%, 1/15/23 (a)(b)(c)	1,106,250
1,000	Tenet Healthcare Corp., 8.125%, 4/1/22 (a)	1,118,125
		4,263,965
	Healthcare-Products – 0.4%
1,000	Kinetic Concepts, Inc. / KCI USA, Inc., 10.50%, 11/1/18 (a)	1,065,000
	Healthcare-Services – 0.8%
1,000	CHS/Community Health Systems, Inc., 6.875%, 2/1/22 (a)	1,072,500
1,000	HCA, Inc., 7.50%, 2/15/22 (a)	1,167,500
		2,240,000
	Holding Companies-Diversified – 0.4%
1,000	Horizon Pharma Financing, Inc., 6.625%, 5/1/23 (a)(b)(c)	1,053,750
	Hotels Restaurants & Leisure – 0.8%
1,000	International Game Technology PLC, 6.25%, 2/15/22 (a)(b)(c)	991,250
1,000	MGM Resorts International, 6.625%, 12/15/21 (a)	1,061,250
		2,052,500
	Household Durables – 1.2%
1,000	Brookfield Residential Properties, Inc., 6.50%, 12/15/20 (a)(b)(c)	1,015,000
1,000	KB Home, 8.00%, 3/15/20 (a)	1,110,000
1,000	Standard Pacific Corp., 5.875%, 11/15/24 (a)	1,030,000
		3,155,000
	Household Products/Wares – 0.8%
1,000	Reynolds Group Issuer Inc., 9.875%, 8/15/19 (a)	1,053,750
1,000	Spectrum Brands, Inc., 5.75%, 7/15/25 (a)(b)(c)	1,034,800
		2,088,550
	Independent Power & Renewable Electricity Producers – 0.4%
1,000	NRG Energy, Inc., 6.25%, 5/1/24 (a)	975,000
	Internet & Catalog Retail – 0.4%
1,000	Netflix, Inc., 5.875%, 2/15/25 (a)(b)(c)	1,052,500
	Internet Software & Services – 0.4%
1,000	EarthLink, Inc., 7.375%, 6/1/20 (a)	1,045,000
	IT Services – 0.4%
1,000	Cardtronics, Inc., 5.125%, 8/1/22 (a)	980,000

20  Semi-Annual Report | July 31, 2015

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

July 31, 2015 (unaudited) (continued)

Principal Amount (000s)		Value
	Lodging – 0.4%
$1,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.50%, 3/1/25 (a)(b)(c)	$966,250
	Machinery – 0.8%
1,000	BlueLine Rental Finance Corp., 7.00%, 2/1/19 (a)(b)(c)	1,000,000
1,000	Commercial Vehicle Group, Inc., 7.875%, 4/15/19 (a)	1,035,000
		2,035,000
	Media – 2.3%
1,000	Cablevision Systems Corp., 8.00%, 4/15/20 (a)	1,092,500
1,000	CCO Holdings LLC / CCO Holdings Capital Corp., 5.75%, 1/15/24 (a)	1,020,625
1,000	Clear Channel Worldwide Holdings, Inc., 6.50%, 11/15/22 (a)	1,046,250
1,000	DISH DBS Corp., 5.875%, 7/15/22 (a)	997,500
1,000	LIN Television Corp., 5.875%, 11/15/22 (a)(b)(c)	1,020,000
1,000	Mediacom Broadband LLC / Mediacom Broadband Corp., 6.375%, 4/1/23 (a)	1,000,000
		6,176,875
	Metals & Mining – 0.4%
1,000	ArcelorMittal, 10.60%, 6/1/19 (a)	1,192,500
	Multiline Retail – 0.4%
1000	Dollar Tree, Inc., 5.75%, 3/1/23 (a)(b)(c)	1,060,000
	Oil & Gas – 1.4%
1,000	BreitBurn Energy Partners LP / BreitBurn Finance Corp., 8.625%, 10/15/20 (a)	765,000
1,000	Calumet Specialty Products Partners LP / Calumet Finance Corp., 6.50%, 4/15/21 (a)	988,600
1,000	CVR Refining LLC / Coffeyville Finance, Inc., 6.50%, 11/1/22 (a)	1,010,000
1,000	Sunoco LP / Sunoco Finance Corp., 6.375%, 4/1/23 (a)(b)(c)	1,032,500
		3,796,100
	Oil, Gas & Consumable Fuels – 1.8%
1,000	Carrizo Oil & Gas, Inc., 6.25%, 4/15/23 (a)	964,800
1,000	Chesapeake Energy Corp., 6.625%, 8/15/20 (a)	900,000
1,000	Energy Transfer Equity LP, 5.875%, 1/15/24 (a)	1,022,500
1,000	Rice Energy, Inc., 6.25%, 5/1/22 (a)	950,000
1,000	Sanchez Energy Corp., 6.125%, 1/15/23 (a)	815,000
		4,652,300
	Pharmaceuticals – 0.8%
1,000	Endo Finance LLC & Endo Finco, Inc., 5.375%, 1/15/23 (a)(b)(c)	1,013,120
1,000	Valeant Pharmaceuticals International, Inc., 6.125%, 4/15/25 (b)(c)	1,047,500
		2,060,620
	Pipelines – 0.4%
1,000	Sabine Pass Liquefaction LLC, 5.75%, 5/15/24 (a)	999,375
	Real Estate Investment Trust – 0.8%
1,000	Equinix, Inc., 5.375%, 1/1/22 (a)	1,020,000
1,000	Kennedy-Wilson, Inc., 5.875%, 4/1/24 (a)	993,750
		2,013,750
	Retail – 0.4%
1,000	Neiman Marcus Group Ltd. LLC, 8.00%, 10/15/21 (a)(b)(c)	1,065,000

July 31, 2015 | Semi-Annual Report 21

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

July 31, 2015 (unaudited) (continued)

Principal Amount (000s)		Value
	Semiconductors – 0.4%
$1,000	Sensata Technologies BV, 5.625%, 11/1/24 (a)(b)(c)	$1,035,000
	Semiconductors & Semiconductor Equipment – 1.0%
1,000	Advanced Micro Devices, Inc., 6.75%, 3/1/19 (a)	732,500
1,000	Amkor Technology, Inc., 6.375%, 10/1/22 (a)	960,000
1,000	Micron Technology, Inc., 5.875%, 2/15/22 (a)	1,023,750
		2,716,250
	Software – 0.5%
1,000	First Data Corp., 12.625%, 1/15/21 (a)	1,160,000
290	SS&C Technologies Holdings, Inc., 5.875%, 7/15/23 (a)(b)(c)	300,875
		1,460,875
	Telecommunications – 2.8%
560	CommScope Technologies Finance LLC, 6.00%, 6/15/25 (a)(b)(c)	554,400
1,000	Consolidated Communications, Inc., 6.50%, 10/1/22 (a)(b)(c)	932,500
1,000	Hughes Satellite Systems Corp., 7.625%, 6/15/21 (a)	1,110,000
1,000	Intelsat Jackson Holdings S.A., 7.25%, 4/1/19 (a)	994,375
1,000	Level 3 Financing, Inc., 5.375%, 5/1/25 (a)(b)(c)	975,000
1,000	Sprint Communications, Inc., 6.00%, 11/15/22 (a)	881,000
1,000	T-Mobile USA, Inc., 6.836%, 4/28/23 (a)	1,072,500
1,000	Windstream Services LLC, 7.50%, 6/1/22 (a)	838,291
		7,358,066
	Trading Companies & Distributors – 0.4%
1,000	H&E Equipment Services, Inc., 7.00%, 9/1/22 (a)	1,015,000
Total Corporate Bonds & Notes (cost-$87,542,443)		84,371,732

Shares
Convertible Preferred Stock (a) – 13.3%
	Aerospace & Defense – 0.6%
30,000	United Technologies Corp., 7.50%, 8/1/15	1,543,800
	Diversified Financial Services – 0.7%
1,800	Bank of America Corp., 7.25%, Ser. L (f)	2,002,140
	Diversified Telecommunications Services – 1.1%
28,985	Frontier Communications Corp., 11.125%, 6/29/18	2,833,284
	Food Products – 1.3%
8,235	Post Holdings, Inc., 5.25%, 6/1/17	877,028
48,055	Tyson Foods, Inc., 4.75%, 7/15/17	2,592,567
		3,469,595
	Health Care Providers & Services – 2.7%
10,750	Amsurg Corp., 5.25%, 7/1/17	1,498,281
83,590	Anthem, Inc., 5.25%, 5/1/18	4,284,823
1,325	Kindred Healthcare, Inc., 7.50%, 12/1/17	1,378,358
		7,161,462
	Independent Power & Renewable Electricity Producers – 0.5%
14,540	Dynegy, Inc., 5.375%, 11/1/17	1,366,905

22  Semi-Annual Report | July 31, 2015

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

July 31, 2015 (unaudited) (continued)

Shares		Value
	Machinery – 0.9%
20,500	Stanley Black & Decker, Inc., 6.25%, 11/17/16	$2,447,290
	Metals & Mining – 0.3%
55,000	ArcelorMittal, 6.00%, 1/15/16	813,830
	Oil, Gas & Consumable Fuels – 1.2%
2,050	Chesapeake Energy Corp., 5.75% (b)(c)(f)	1,063,437
30,000	Sanchez Energy Corp., 6.50% (f)	726,000
30,000	Southwestern Energy Co., 6.25%, 1/15/18	1,290,000
		3,079,437
	Pharmaceuticals – 2.1%
4,900	Allergan PLC, 5.50%, 3/1/18	5,449,437
	Real Estate Investment Trust – 1.0%
25,000	American Tower Corp., 5.50%, 2/15/18	2,536,750
	Wireless Telecommunication Services – 0.9%
33,240	T-Mobile US, Inc., 5.50%, 12/15/17	2,366,688
Total Convertible Preferred Stock (cost-$36,850,371)		35,070,618

Principal Amount (000s)
Short-Term Investment – 2.2%
	Time Deposit – 2.2%
$5,873	JPMorgan Chase & Co.-New York, 0.03%, 8/3/15 (cost-$5,873,101)	5,873,101
Total Investments, before call options written (cost-$380,964,759) – 140.2%		369,141,780

Contracts
Call Options Written (e) – (0.0)%
	AbbVie, Inc., (ISX),
170	strike price $72.50, expires 8/21/15	(8,500)
	AGCO Corp., (ARCX),
95	strike price $60, expires 8/21/15	(712)
	Alibaba Group Holding Ltd., (ASE),
20	strike price $92.50, expires 8/21/15	(480)
	Amazon.com, Inc., (ASE),
30	strike price $590, expires 8/21/15	(2,040)
	Apple, Inc., (ASE),
110	strike price $143, expires 8/21/15	(220)
	Baxter International, Inc., (ASE),
125	strike price $40, expires 8/21/15	(12,813)
	Bristol-Myers Squibb Co., (ASE),
155	strike price $70, expires 8/21/15	(3,952)
	Coca-Cola Co., (ASE),
65	strike price $42, expires 8/21/15	(975)

July 31, 2015 | Semi-Annual Report 23

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

July 31, 2015 (unaudited) (continued)

Contracts		Value
	Comcast Corp., (ASE),
200	strike price $67.50, expires 8/21/15	$(1,400)
	EMC Corp., (ASE),
500	strike price $28, expires 8/21/15	(8,750)
	Facebook, Inc., (ASE),
135	strike price $105, expires 8/21/15	(3,375)
	Fluor Corp., (ASE),
107	strike price $57.50, expires 8/21/15	(802)
	General Electric Co., (CBOE),
400	strike price $28, expires 8/21/15	(1,000)
	Gilead Sciences, Inc., (ASE),
110	strike price $126, expires 8/21/15	(3,410)
	Home Depot, Inc., (ASE),
110	strike price $118, expires 8/21/15	(17,820)
	McDonald’s Corp., (ASE),
65	strike price $103, expires 8/21/15	(2,698)
	Microsoft Corp., (CBOE),
225	strike price $50.50, expires 8/21/15	(788)
	PepsiCo, Inc., (ASE),
120	strike price $100, expires 8/21/15	(1,020)
	Prudential Financial, Inc., (ASE),
100	strike price $92.50, expires 8/21/15	(5,950)
	Starbucks Corp., (ASE),
250	strike price $60.50, expires 8/21/15	(3,125)
	Target Corp., (ASE),
120	strike price $87.50, expires 8/21/15	(2,100)
	Union Pacific Corp., (CBOE),
100	strike price $105, expires 8/21/15	(1,250)
	Valero Energy Corp., (CBOE),
100	strike price $72.50, expires 8/21/15	(1,250)
	Visa, Inc., (ASE),
175	strike price $80, expires 9/18/15	(7,263)
	Walgreens Boots Alliance, Inc., (ASE),
135	strike price $100, expires 8/21/15	(6,885)
Total Call Options Written (premiums received-$194,848)		(98,578)
Total Investments (cost-$380,769,911) – 140.2%		369,043,202
Other liabilities in excess of other assets – (40.2)%		(105,746,960)
Net Assets – 100%		$263,296,242

Notes to Schedule of Investments:

(a)         All or partial amount segregated for the benefit of the counterparty as collateral for call options written and margin loan financing.

(b)         144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

24  Semi-Annual Report | July 31, 2015

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

July 31, 2015 (unaudited) (continued)

(c)          Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $83,491,650, representing 31.7% of net assets.

(d)         Step Bond–Coupon is a fixed rate for an initial period then resets at a specific date and rate.

(e)          Non-income producing.

(f)           Perpetual maturity. The date shown, if any, is the next call date.

(g)          Transactions in call options written for the period ended July 31, 2015:

	Contracts	Premiums
Options at May 27, 2015	–	$–
Options written	10,220	453,986
Options assigned	110	2,143
Options terminated in closing transactions	(2,166)	(108,273)
Options expired	(4,442)	(153,008)
Options outstanding, July 31, 2015	3,722	$194,848

(h)         Fair Value Measurements–See Note 1(b) in Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 7/31/15
Investments in Securities – Assets
Convertible Bonds & Notes	$–	$157,520,999	–	$157,520,999
Common Stock	86,305,330	–	–	86,305,330
Corporate Bonds & Notes	–	84,371,732	–	84,371,732
Convertible Preferred Stock:
Health Care Providers & Services	5,663,181	1,498,281	–	7,161,462
Metals & Mining	–	813,830	–	813,830
Oil, Gas & Consumable Fuels	1,290,000	1,789,437	–	3,079,437
All Other	24,015,889	–	–	24,015,889
Short-Term Investment	–	5,873,101	–	5,873,101
	117,274,400	251,867,380	–	369,141,780

Investments in Securities – Liabilities
Call Options Written, at value:
Market price	$(98,578)	$–	–	$(98,578)
Totals	$117,175,822	$251,867,380	–	$369,043,202

At July 31, 2015, the Fund had no transfers between levels.

(i)             The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

The effect of derivatives on the Fund’s Statements of Assets and Liabilities at July 31, 2015:

Location	Market Price
Liability derivatives:
Call options written, at value	$(98,578)

July 31, 2015 | Semi-Annual Report 25

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

July 31, 2015 (unaudited) (continued)

The effect of derivatives on the Fund’s Statements of Operations for the period ended July 31, 2015:

Location	Market Price
Net realized loss on:
Call options written	$(425,286)
Net unrealized appreciation of:
Call options written	$96,270

The average volume (based on the open positions at each fiscal quarter-end) of derivative activity during the period ended July 31, 2015 was 3,722 call options written contracts.

Glossary :

ADR	-	American Depositary Receipt
ARCX	-	New York Stock Exchange Arca
ASE	-	American Stock Exchange
CBOE	-	Chicago Board Options Exchange
ISX	-	International Securities Exchange

26  Semi-Annual Report | July 31, 2015 | See accompanying Notes to Financial Statements

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

July 31, 2015 (unaudited)

Shares		Value
Common Stock – 68.0%
	Aerospace & Defense – 1.1%
46,700	Boeing Co.	$6,732,739
	Auto Components – 1.2%
159,800	Johnson Controls, Inc.	7,280,488
	Automobiles – 1.4%
547,300	Ford Motor Co.	8,116,459
19,298	General Motors Co.	608,080
		8,724,539
	Banks – 0.9%
101,000	Wells Fargo & Co.	5,844,870
	Beverages – 2.7%
205,700	Coca-Cola Co.	8,450,156
85,700	PepsiCo, Inc. (a)	8,257,195
		16,707,351
	Biotechnology – 4.3%
52,700	Amgen, Inc.	9,306,293
126,700	Baxalta, Inc.	4,159,561
9,700	Biogen, Inc. (b)	3,092,166
87,400	Gilead Sciences, Inc. (a)	10,300,964
		26,858,984
	Chemicals – 0.9%
56,400	Monsanto Co.	5,746,596
	Communications Equipment – 1.3%
128,100	Qualcomm, Inc.	8,248,359
	Computers & Peripherals – 3.6%
110,600	Apple, Inc. (a)	13,415,780
341,500	EMC Corp.	9,182,935
		22,598,715
	Construction & Engineering – 0.1%
15,200	Fluor Corp.	710,600
	Diversified Telecommunications Services – 1.3%
170,800	Verizon Communications, Inc.	7,991,732
	Electric Utilities – 0.7%
13,855	Entergy Corp.	983,982
97,185	Exelon Corp.	3,118,667
		4,102,649
	Electronic Equipment, Instruments & Components – 1.3%
142,400	Amphenol Corp., Class A	8,032,784
	Energy Equipment & Services – 2.6%
103,271	Baker Hughes, Inc.	6,005,209
78,600	Diamond Offshore Drilling, Inc.	1,725,270
53,600	National Oilwell Varco, Inc.	2,258,168
72,000	Schlumberger Ltd.	5,963,040
		15,951,687

July 31, 2015 | Semi-Annual Report 27

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

July 31, 2015 (unaudited) (continued)

Shares		Value
	Food & Staples Retailing – 3.9%
54,100	Costco Wholesale Corp.	$7,860,730
233,800	Kroger Co.	9,174,312
74,100	Walgreens Boots Alliance, Inc. (a)	7,160,283
		24,195,325
	Health Care Equipment & Supplies – 1.3%
126,700	Baxter International, Inc.	5,078,136
37,799	Medtronic PLC	2,963,064
		8,041,200
	Health Care Providers & Services – 2.0%
46,400	McKesson Corp.	10,234,448
20,200	UnitedHealth Group, Inc.	2,452,280
		12,686,728
	Hotels Restaurants & Leisure – 3.0%
88,100	McDonald’s Corp. (a)	8,797,666
167,200	Starbucks Corp. (a)	9,685,896
		18,483,562
	Household Products – 1.0%
83,000	Procter & Gamble Co.	6,366,100
	Industrial Conglomerates – 2.1%
37,100	3M Co.	5,614,714
291,285	General Electric Co.	7,602,538
		13,217,252
	Insurance – 1.5%
21,129	American International Group, Inc.	1,354,791
46,000	Genworth Financial, Inc., Class A (b)	322,460
79,500	Prudential Financial, Inc. (a)	7,024,620
19,230	XL Group PLC, Class A	731,125
		9,432,996
	Internet & Catalog Retail – 1.9%
22,000	Amazon.com, Inc. (a)(b)	11,795,300
	Internet Software & Services – 4.2%
26,800	Alibaba Group Holding Ltd., ADR (b)	2,099,512
103,500	Facebook, Inc., Class A (a)(b)	9,730,035
21,200	Google, Inc., Class A (b)	13,939,000
		25,768,547
	IT Services – 2.6%
42,400	International Business Machines Corp.	6,868,376
120,000	Visa, Inc., Class A (a)	9,040,800
		15,909,176
	Machinery – 2.7%
170,200	AGCO Corp. (a)	9,362,702
52,900	Deere & Co.	5,002,753
96,200	Joy Global, Inc.	2,540,642
		16,906,097

28 Semi-Annual Report | July 31, 2015

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

July 31, 2015 (unaudited) (continued)

Shares		Value
	Media – 2.8%
115,100	Comcast Corp., Class A (a)	$7,183,391
86,300	The Walt Disney Co.	10,356,000
		17,539,391
	Metals & Mining – 0.3%
155,800	Freeport-McMoRan Copper & Gold, Inc.	1,830,650
	Multiline Retail – 1.5%
113,100	Target Corp. (a)	9,257,235
	Oil, Gas & Consumable Fuels – 2.0%
29,155	Apache Corp.	1,337,048
83,400	Occidental Petroleum Corp.	5,854,680
75,800	Valero Energy Corp. (a)	4,972,480
		12,164,208
	Pharmaceuticals – 2.6%
113,800	AbbVie, Inc. (a)	7,967,138
124,500	Bristol-Myers Squibb Co. (a)	8,172,180
		16,139,318
	Road & Rail – 0.8%
51,300	Union Pacific Corp.	5,006,367
	Semiconductors & Semiconductor Equipment – 2.8%
289,300	Intel Corp.	8,375,235
176,200	Texas Instruments, Inc.	8,806,476
		17,181,711
	Software – 3.2%
222,900	Microsoft Corp. (a)	10,409,430
230,000	Oracle Corp.	9,186,200
		19,595,630
	Specialty Retail – 2.4%
244,665	Barnes & Noble, Inc.	6,432,243
73,400	Home Depot, Inc. (a)	8,590,002
		15,022,245
Total Common Stock (cost-$488,651,890)		422,071,131
Convertible Preferred Stock – 22.9%
	Aerospace & Defense – 0.7%
88,250	United Technologies Corp., 7.50%, 8/1/15	4,541,345
	Automobiles – 0.8%
169,000	The Goldman Sachs Group, Inc., 8.00%, 12/17/15 (General Motors Co.) (c)	5,085,041
	Banks – 2.5%
3,050	Huntington Bancshares, Inc., 8.50% (d)	4,132,750
337,500	JPMorgan Chase & Co., 8.00%, 9/18/15 (Bank of America Corp.) (c)	5,474,250
5,000	Wells Fargo & Co., 7.50%, Ser. L (d)	5,960,550
		15,567,550
	Diversified Financial Services – 0.9%
4,825	Bank of America Corp., 7.25% Ser. L (d)	5,366,847

July 31, 2015 | Semi-Annual Report 29

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

July 31, 2015 (unaudited) (continued)

Shares		Value
	Diversified Telecommunications Services – 0.7%
42,905	Frontier Communications Corp., 11.125%, 6/29/18	$4,193,964
	Electric Utilities – 0.8%
105,000	Exelon Corp., 6.50%, 6/1/17	4,907,700
	Electronic Equipment, Instruments & Components – 0.7%
215,000	Bank of America Corp., 8.00%, 2/17/16 (Corning, Inc.) (c)	4,295,700
	Food Products – 2.7%
48,800	Bunge Ltd., 4.875% (d)	5,048,360
20,000	Post Holdings, Inc., 2.50% (d)(e)(f)	2,087,500
86,500	Tyson Foods, Inc., 4.75%, 7/15/17	4,666,675
111,900	Wells Fargo & Co., 8.00%, 8/28/15 (Archer-Daniels-Midland Co.) (c)	4,913,529
		16,716,064
	Health Care Providers & Services – 2.5%
85,670	Anthem, Inc., 5.25%, 5/1/18	4,391,444
71,100	JPMorgan Chase & Co., 8.00%, 5/5/16 (HCA Holding, Inc.) (c)	5,936,139
42,410	The Goldman Sachs Group, Inc., 8.00%, 3/31/16 (Laboratory Corp. of America Holdings) (c)	5,148,405
		15,475,988
	Internet Software & Services – 0.6%
103,435	Barclays Bank PLC, 8.00%, 10/28/15 (Twitter, Inc.) (c)	3,973,973
	Machinery – 1.1%
	Stanley Black & Decker, Inc.,
25,400	4.75%, 11/17/15	3,657,600
29,415	6.25%, 11/17/16	3,511,563
		7,169,163
	Metals & Mining – 0.6%
239,300	ArcelorMittal, 6.00%, 1/15/16	3,540,898
	Multiline Retail – 1.0%
95,000	The Goldman Sachs Group, Inc., 8.00%, 1/14/16 (Macy’s, Inc.) (c)	6,124,745
	Multi-Utilities – 0.5%
58,650	AES Trust III, 6.75%, 10/15/29	2,958,159
	Oil, Gas & Consumable Fuels – 0.6%
25,000	ATP Oil & Gas Corp., 8.00% (b)(d)(e)(f)(g)	75
34,050	Chesapeake Energy Corp., 5.00% (d)	1,830,187
20,000	Southwestern Energy Co., 6.25%, 1/15/18	860,000
30,215	WPX Energy, Inc., 6.25%, 7/31/18 (b)	1,367,229
		4,057,491
	Pharmaceuticals – 1.0%
5,400	Allergan PLC, 5.50%, 3/1/18	6,005,502
	Real Estate Investment Trust – 2.9%
131,200	Alexandria Real Estate Equities, Inc., 7.00% (d)	3,718,707
16,635	American Tower Corp., 5.50%, 2/15/18	1,687,953
98,900	FelCor Lodging Trust, Inc., 1.95%, Ser. A (d)	2,505,137
75,000	Health Care REIT, Inc., 6.50%, 4/20/18, Ser. I (d)	4,692,188

30 Semi-Annual Report | July 31, 2015

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

July 31, 2015 (unaudited) (continued)

Shares		Value
103,455	Weyerhaeuser Co., 6.375%, 7/1/16	$5,334,398
		17,938,383
	Semiconductors & Semiconductor Equipment – 0.8%
68,000	Barclays Bank PLC, 8.00%, 11/9/15 (Lam Research Corp.) (c)	4,825,280
	Technology Hardware, Storage & Peripherals – 1.0%
51,710	Bank of America Corp., 8.00%, 5/10/16 (Apple, Inc.) (c)	6,239,329
	Wireless Telecommunication Services – 0.5%
42,255	T-Mobile US, Inc., 5.50%, 12/15/17	3,008,556
Total Convertible Preferred Stock (cost-$154,691,140)		141,991,678

Principal Amount (000s)
Convertible Bonds & Notes – 7.3%
	Automobiles – 0.7%
$30,890	Fiat Chrysler, 7.875%, 12/15/16	4,224,207
	Capital Markets – 1.0%
3,370	BGC Partners, Inc., 4.50%, 7/15/16	3,683,831
3,000	Walter Investment Management Corp., 4.50%, 11/1/19	2,426,250
		6,110,081
	Electrical Equipment – 0.2%
1,200	SolarCity Corp., 1.625%, 11/1/19 (e)(f)	1,170,000
	Internet Software & Services – 1.2%
1,500	LinkedIn Corp., 0.50%, 11/1/19 (e)(f)	1,514,070
1,400	Qihoo 360 Technology Co. Ltd., 2.50%, 9/15/18	1,365,000
4,500	WebMD Health Corp., 2.50%, 1/31/18	4,598,437
		7,477,507
	Machinery – 0.8%
	Meritor, Inc.,
3,000	4.625%, 3/1/26 (h)	3,039,375
1,000	7.875%, 3/1/26	1,641,875
		4,681,250
	Oil, Gas & Consumable Fuels – 0.8%
4,000	Cheniere Energy, Inc., 4.25%, 3/15/45	3,012,500
	Cobalt International Energy, Inc.,
1,750	2.625%, 12/1/19	1,176,875
1,550	3.125%, 5/15/24	989,094
		5,178,469
	Personal Products – 0.2%
1,500	Herbalife Ltd., 2.00%, 8/15/19 (e)	1,284,382
	Semiconductors & Semiconductor Equipment – 1.1%
3,070	Microchip Technology, Inc., 1.625%, 2/15/25 (e)(f)	2,901,150
420	ON Semiconductor Corp., 1.00%, 12/1/20 (e)(f)	407,663
4,000	SunEdison, Inc., 2.625%, 6/1/23 (e)(f)	3,637,500
		6,946,313

July 31, 2015 | Semi-Annual Report 31

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

July 31, 2015 (unaudited) (continued)

Principal Amount (000s)		Value
	Software – 0.9%
$2,500	FireEye, Inc., 1.00%, 6/1/35 (e)(f)	$2,575,000
3,125	TeleCommunication Systems, Inc., 7.75%, 6/30/18	3,093,750
		5,668,750
	Thrifts & Mortgage Finance – 0.1%
200	MGIC Investment Corp., 5.00%, 5/1/17	227,000
	Tobacco – 0.3%
1,700	Vector Group Ltd., 1.75%, 4/15/20	1,940,125
Total Convertible Bonds & Notes (cost-$45,114,708)		44,908,084

Units
Warrants (b) – 0.0%
11,116	General Motors Co., expires 7/10/16 (cost-$775,632)	204,034

Principal Amount (000s)
Short-Term Investment – 2.2%
	Time Deposit – 2.2%
$13,710	JPMorgan Chase & Co.-New York, 0.03%, 8/3/15 (cost-$13,709,744)	13,709,744
Total Investments, before call options written (cost-$702,943,114) – 100.4%		622,884,671

Contracts
Call Options Written (b) – (0.0)%
	AbbVie, Inc., (ISX),
520	strike price $72.50, expires 8/21/15	(26,000)
	AGCO Corp., (ARCX),
100	strike price $60, expires 8/21/15	(750)
	Amazon.com, Inc., (CBOE),
130	strike price $590, expires 8/21/15	(8,840)
	Apple, Inc., (ASE),
555	strike price $143, expires 8/21/15	(1,110)
	Bristol-Myers Squibb Co., (ASE),
745	strike price $70, expires 8/21/15	(18,997)
	Comcast Corp., (ASE),
690	strike price $67.50, expires 8/21/15	(4,830)
	Facebook, Inc., (ASE),
615	strike price $105, expires 8/21/15	(15,375)
	Gilead Sciences, Inc., (CBOE),
525	strike price $126, expires 8/21/15	(16,275)
	Home Depot, Inc., (ASE),
440	strike price $120, expires 8/21/15	(38,940)

32 Semi-Annual Report | July 31, 2015

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

July 31, 2015 (unaudited) (continued)

Contracts		Value
	McDonald’s Corp., (ASE),
440	strike price $103, expires 8/21/15	$(18,260)
	Microsoft Corp., (CBOE),
1,115	strike price $50.50, expires 8/21/15	(3,903)
	PepsiCo, Inc., (ASE),
600	strike price $100, expires 8/21/15	(5,100)
	Prudential Financial, Inc., (ASE),
465	strike price $92.50, expires 8/21/15	(27,667)
	Starbucks Corp., (ASE),
1,000	strike price $60.50, expires 8/21/15	(12,500)
	Target Corp., (ASE),
535	strike price $87.50, expires 8/21/15	(9,363)
	Valero Energy Corp., (CBOE),
455	strike price $72.50, expires 8/21/15	(5,688)
	Visa, Inc., (ASE),
720	strike price $80, expires 9/18/15	(29,880)
	Walgreens Boots Alliance, Inc., (ASE),
445	strike price $100, expires 8/21/15	(22,695)
Total Call Options Written (premiums received-$665,541)		(266,173)
Total Investments, net of call options written (cost-$702,277,573) – 100.4%		622,618,498
Other liabilities in excess of other assets – (0.4)%		(2,184,875)
Net Assets – 100.0%		$620,433,623

Notes to Schedule of Investments:

(a)         All or partial amount segregated for the benefit of the counterparty as collateral for call options written.

(b)         Non-income producing.

(c)          Securities exchangeable or convertible into securities of an entity different than the issuer or structured by the issuer to provide exposure to securities of an entity different than the issuer (synthetic convertible securities). Such entity is identified in the parenthetical.

(d)         Perpetual maturity. The date shown, if any, is the next call date.

(e)          Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $15,577,340, representing 2.5% of net assets.

(f)           144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(g)          In default.

(h)         Step Bond–Coupon is a fixed rate for an initial period then resets at a specific date and rate.

(i)             Transactions in call options written for the six months ended July 31, 2015:

	Contracts	Premiums
Options outstanding, January 31, 2015	10,450	$671,136
Options written	48,509	2,449,091
Options terminated in closing transactions	(14,322)	(820,783)
Options expired	(34,467)	(1,631,356)
Options exercised	(75)	(2,547)
Options outstanding, July 31, 2015	10,095	$665,541

July 31, 2015 | Semi-Annual Report 33

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

July 31, 2015 (unaudited) (continued)

(j) Fair Value Measurements–See Note 1(b) in Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 7/31/15
Investments in Securities – Assets
Common Stock	$422,071,131	$–	$–	$422,071,131
Convertible Preferred Stock:
Automobiles	–	–	5,085,041	5,085,041
Banks	10,093,300	–	5,474,250	15,567,550
Electronic Equipment, Instruments & Components	–	–	4,295,700	4,295,700
Food Products	9,715,035	2,087,500	4,913,529	16,716,064
Health Care Providers & Services	4,391,444	–	11,084,544	15,475,988
Internet Software & Services	–	–	3,973,973	3,973,973
Machinery	3,511,563	3,657,600	–	7,169,163
Metals & Mining	–	3,540,898	–	3,540,898
Multiline Retail	–	–	6,124,745	6,124,745
Multi-Utilities	–	2,958,159	–	2,958,159
Oil, Gas & Consumable Fuels	2,227,229	1,830,262	–	4,057,491
Real Estate Investment Trust	4,193,090	13,745,293	–	17,938,383
Semiconductors & Semiconductor Equipment	–	–	4,825,280	4,825,280
Technology Hardware, Storage & Peripherals	–	–	6,239,329	6,239,329
All Other	28,023,914	–	–	28,023,914
Convertible Bonds & Notes	–	44,908,084	–	44,908,084
Warrants	204,034	–	–	204,034
Short-Term Investment	–	13,709,744	–	13,709,744
	484,430,740	86,437,540	52,016,391	622,884,671
Investments in Securities–Liabilities
Call Options Written, at value:
Market price	$(266,173)	$–	$–	$(266,173)
Totals	$484,164,567	$86,437,540	$52,016,391	$622,618,498

At July 31, 2015, securities valued at $20,361,052 were transferred from Level 1 to Level 2. This transfer was the result of securities with exchange-traded closing prices at January 31, 2015, which were not available at July 31, 2015.

At July 31, 2015, a security valued at $4,132,750 was transferred from Level 2 to Level 1. This transfer was the result of a security with an exchange-traded closing price at July 31, 2015, which was not available at January 31, 2015.

34 Semi-Annual Report | July 31, 2015

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

July 31, 2015 (unaudited) (continued)

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended July 31, 2015, was as follows:

	Beginning Balance 1/31/15	Purchases	Sales	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 7/31/15
Investments in Securities – Assets
Convertible Preferred Stock:
Automobiles	$5,464,615	$–	$–	–	$–	$(379,574)	–	–	$5,085,041
Banks	5,092,875	–	–	–	–	381,375	–	–	5,474,250
Electronic Equipment, Instruments & Components	–	5,297,600	–	–	–	(1,001,900)	–	–	4,295,700
Energy Equipment & Services	5,918,770	–	(7,034,561)†	–	–	1,115,791	–	–	–
Food Products	5,164,185	–	–	–	–	(250,656)	–	–	4,913,529
Health Care Equipment & Supplies	3,406,725	–	(3,512,532)	–	171,727	(65,920)	–	–	–
Health Care Providers & Services	6,385,302	10,886,326	(6,610,786)	–	922,191	(498,489)	–	–	11,084,544
Internet Software & Services	4,518,041	–	–	–	–	(544,068)	–	–	3,973,973
Multiline Retail	6,190,580	–	–	–	–	(65,835)	–	–	6,124,745
Oil, Gas & Consumable Fuels	4,626,866	–	(4,572,956)	–	(1,156,122)	1,102,212	–	–	–
Pharmaceuticals	11,375,023	–	(12,908,265)	–	3,128,137	(1,594,895)	–	–	–
Semiconductors & Semiconductor Equipment	9,958,390	–	(4,007,424)	–	(1,602,862)	477,176	–	–	4,825,280
Technology Hardware, Storage & Peripherals	6,704,115	6,551,657	(6,884,368)	–	1,290,984	(1,423,059)	–	–	6,239,329
Totals	$74,805,487	$22,735,583	$(45,530,892)	–	$2,754,055	$(2,747,842)	–	–	$52,016,391

† Conversion

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at July 31, 2015:

	Ending Balance at 7/31/15	Valuation Technique Used	Unobservable Inputs	Input Values
Investments in Securities – Assets
Convertible Preferred Stock	$52,016,391	Third-Party Pricing Vendor	Single Broker Quote	$16.22 – $121.40

The net change in unrealized appreciation/depreciation of Level 3 investments held at July 31, 2015 was $(2,237,930). Net realized gain (loss) and change in unrealized appreciation/depreciation is reflected on the Statements of Operations.

July 31, 2015 | Semi-Annual Report 35

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

July 31, 2015 (unaudited) (continued)

(k)   The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

The effect of derivatives on the Fund’s Statements of Assets and Liabilities at July 31, 2015:

Location	Market Price
Liability derivatives:
Call options written, at value	$(266,173)

The effect of derivatives on the Fund’s Statements of Operations for the six months ended July 31, 2015:

Location	Market Price
Net realized loss on:
Call options written	$(1,796,506)
Net change in unrealized appreciation/depreciation of:
Call options written	$316,012

The average volume (based on the open positions at each fiscal quarter-end) of derivative activity during the six months ended July 31, 2015 was 9,608 call options written contracts.

Glossary :

ADR	-	American Depositary Receipt
ARCX	-	New York Stock Exchange Arca
ASE	-	American Stock Exchange
CBOE	-	Chicago Board Options Exchange
ISX	-	International Securities Exchange
REIT	-	Real Estate Investment Trust

36 Semi-Annual Report | July 31, 2015 | See accompanying Notes to Financial Statements

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2015 (unaudited)

Shares		Value
Common Stock – 70.9%
	Aerospace & Defense – 1.1%
40,200	Northrop Grumman Corp.	$6,955,002
98,100	United Technologies Corp.	9,840,411
		16,795,413
	Automobiles – 3.0%
2,851,200	Ford Motor Co. (a)	42,283,296
144,179	General Motors Co.	4,543,080
		46,826,376
	Banks – 7.2%
355,200	Citigroup, Inc. (a)	20,764,992
1,120,300	Fifth Third Bancorp (a)	23,604,721
225,000	PNC Financial Services Group, Inc. (a)	22,090,500
767,000	Wells Fargo & Co. (a)	44,386,290
		110,846,503
	Biotechnology – 2.5%
483,600	Baxalta, Inc. (a)	15,876,588
190,910	Gilead Sciences, Inc. (a)	22,500,653
		38,377,241
	Capital Markets – 1.2%
150,000	Ameriprise Financial, Inc. (a)	18,850,500
	Chemicals – 1.4%
326,200	Celanese Corp., Class A (a)	21,503,104
	Communications Equipment – 1.3%
700,900	Cisco Systems, Inc. (a)	19,919,578
	Consumer Finance – 2.4%
251,100	Capital One Financial Corp.	20,414,430
1,100,000	Navient Corp. (a)	17,270,000
		37,684,430
	Diversified Financial Services – 2.8%
636,400	JPMorgan Chase & Co. (a)	43,612,492
	Diversified Telecommunications Services – 4.3%
1,292,400	AT&T, Inc. (a)	44,897,976
467,400	Verizon Communications, Inc. (a)	21,869,646
		66,767,622
	Electric Utilities – 0.9%
250,000	American Electric Power Co., Inc. (a)	14,142,500
	Electrical Equipment – 1.3%
336,300	Eaton Corp. PLC (a)	20,373,054
	Energy Equipment & Services – 0.1%
17,126	Baker Hughes, Inc.	995,877
	Food & Staples Retailing – 0.9%
200,000	Wal-Mart Stores, Inc.	14,396,000

July 31, 2015 | Semi-Annual Report 37

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2015 (unaudited) (continued)

Shares		Value
	Health Care Equipment & Supplies – 0.5%
190,600	Baxter International, Inc.	$7,639,248
	Health Care Providers & Services – 0.7%
70,700	Anthem, Inc.	10,906,889
	Insurance – 6.8%
453,800	Hartford Financial Services Group, Inc.	21,578,190
750,000	MetLife, Inc. (a)	41,805,000
58,600	The Allstate Corp.	4,040,470
351,000	The Travelers Cos, Inc. (a)	37,248,120
		104,671,780
	IT Services – 2.8%
267,240	International Business Machines Corp. (a)	43,290,207
36,100	Xerox Corp.	397,822
		43,688,029
	Leisure Products – 1.3%
866,200	Mattel, Inc.	20,104,502
	Machinery – 1.4%
169,200	Cummins, Inc.	21,916,476
	Metals & Mining – 1.0%
1,295,800	Freeport-McMoRan Copper & Gold, Inc. (a)	15,225,650
	Multiline Retail – 1.5%
324,300	Macy’s, Inc. (a)	22,396,158
	Multi-Utilities – 1.1%
500	Ameren Corp.	20,540
410,000	Public Service Enterprise Group, Inc. (a)	17,084,700
		17,105,240
	Oil, Gas & Consumable Fuels – 11.6%
79,781	Apache Corp.	3,658,757
247,600	Chevron Corp. (a)	21,907,648
351,900	ConocoPhillips (a)	17,714,646
880,300	Royal Dutch Shell PLC, Class A, ADR (a)	50,599,644
573,400	Sasol Ltd., ADR (a)	19,770,832
920,200	Total SA, ADR (a)	45,356,658
312,200	Valero Energy Corp. (a)	20,480,320
		179,488,505
	Paper & Forest Products – 1.3%
425,000	International Paper Co. (a)	20,344,750
	Pharmaceuticals – 5.6%
335,000	AbbVie, Inc. (a)	23,453,350
200,000	Johnson & Johnson (a)	20,042,000
650,000	Pfizer, Inc. (a)	23,439,000
284,200	Teva Pharmaceutical Industries Ltd., ADR (a)	19,615,484
		86,549,834
	Road & Rail – 0.7%
123,200	Ryder System, Inc.	11,152,064

38  Semi-Annual Report | July 31, 2015

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2015 (unaudited) (continued)

Shares		Value
	Semiconductors & Semiconductor Equipment – 0.9%
500,000	Intel Corp. (a)	$14,475,000
	Software – 2.8%
750,000	CA, Inc. (a)	21,851,250
950,400	Symantec Corp. (a)	21,612,096
		43,463,346
	Specialty Retail – 0.5%
271,869	Barnes & Noble, Inc.	7,147,436
Total Common Stock (cost-$1,027,800,696)		1,097,365,597

Principal Amount (000s)
Convertible Bonds & Notes – 17.6%
	Automobiles – 1.1%
$65,000	Fiat Chrysler, 7.875%, 12/15/16	8,888,750
7,500	Tesla Motors, Inc., 0.25%, 3/1/19	7,434,375
		16,323,125
	Biotechnology – 0.6%
2,265	BioMarin Pharmaceutical, Inc., 0.75%, 10/15/18	3,730,172
4,500	Cepheid, 1.25%, 2/1/21	5,000,625
750	Clovis Oncology, Inc., 2.50%, 9/15/21 (b)(c)	1,173,750
		9,904,547
	Capital Markets – 0.3%
6,615	Walter Investment Management Corp., 4.50%, 11/1/19	5,349,881
	Commercial Services – 0.1%
1,640	Cenveo Corp., 7.00%, 5/15/17	1,455,500
	Communications Equipment – 1.3%
2,500	Brocade Communications Systems, Inc., 1.375%, 1/1/20 (b)(c)	2,475,000
	Ciena Corp.,
1,000	0.875%, 6/15/17	1,013,750
4,000	3.75%, 10/15/18 (b)(c)	5,730,000
10,250	Ixia, 3.00%, 12/15/15	10,301,250
		19,520,000
	Computers & Peripherals – 0.0%
185	Spansion LLC, 2.00%, 9/1/20	380,638
	Consumer Finance – 0.7%
5,000	Encore Capital Group, Inc., 2.875%, 3/15/21	4,640,625
5,505	PRA Group, Inc., 3.00%, 8/1/20	6,316,988
		10,957,613
	Electrical Equipment – 0.1%
1,575	SolarCity Corp., 1.625%, 11/1/19 (b)(c)	1,535,625
	Energy Equipment & Services – 0.1%
2,000	Hornbeck Offshore Services, Inc., 1.50%, 9/1/19	1,597,500

July 31, 2015 | Semi-Annual Report 39

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2015 (unaudited) (continued)

Principal Amount (000s)		Value
	Health Care Equipment & Supplies – 0.3%
$3,000	Hologic, Inc., %, 12/15/43 (d)	$3,765,000
1,000	NuVasive, Inc., 2.75%, 7/1/17	1,405,625
		5,170,625
	Health Care Technology – 0.3%
4,250	Allscripts Healthcare Solutions, Inc., 1.25%, 7/1/20	4,505,000
	Household Durables – 1.2%
2,510	Jarden Corp., 1.125%, 3/15/34	3,117,106
2,000	KB Home, 1.375%, 2/1/19	1,941,250
3,400	Lennar Corp., 3.25%, 11/15/21 (b)(c)	7,696,750
6,500	The Ryland Group, Inc., 0.25%, 6/1/19	6,272,500
		19,027,606
	Independent Power & Renewable Electricity Producers – 0.5%
	NRG Yield, Inc. (b)(c),
4,300	3.25%, 6/1/20	4,090,375
2,500	3.50%, 2/1/19	2,573,438
		6,663,813
	Internet & Catalog Retail – 0.6%
	Ctrip.com International Ltd.,
1,000	1.00%, 7/1/20 (b)(c)	952,500
3,620	1.25%, 10/15/18	4,101,913
5,000	Priceline Group, Inc., 0.90%, 9/15/21 (b)(c)	4,868,750
		9,923,163
	Internet Software & Services – 2.2%
4,000	Akamai Technologies, Inc., zero coupon, 2/15/19	4,357,520
5,000	Gogo, Inc., 3.75%, 3/1/20 (b)(c)	4,890,650
3,950	LinkedIn Corp., 0.50%, 11/1/19 (b)(c)	3,987,051
2,335	Qihoo 360 Technology Co. Ltd., 2.50%, 9/15/18	2,276,625
1,000	SINA Corp., 1.00%, 12/1/18	939,375
12,530	Twitter, Inc., 0.25%, 9/15/19 (b)(c)	11,089,050
5,000	Web.com Group, Inc., 1.00%, 8/15/18	4,950,000
2,000	WebMD Health Corp., 1.50%, 12/1/20	2,112,500
		34,602,771
	Life Science Tools & Services – 0.4%
	Illumina, Inc.,
3,000	zero coupon, 6/15/19	3,496,875
2,500	0.50%, 6/15/21	3,070,313
		6,567,188
	Machinery – 0.8%
5,020	Meritor, Inc., 7.875%, 3/1/26	8,242,212
4,500	Navistar International Corp., 4.75%, 4/15/19	3,577,500
		11,819,712
	Media – 0.2%
1,500	Liberty Media Corp., 1.375%, 10/15/23	1,455,000
1,000	Live Nation Entertainment, Inc., 2.50%, 5/15/19	1,071,875
		2,526,875

40 Semi-Annual Report | July 31, 2015

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2015 (unaudited) (continued)

Principal Amount (000s)		Value
	Oil, Gas & Consumable Fuels – 0.8%
$5,315	Cheniere Energy, Inc., 4.25%, 3/15/45	$4,002,859
5,500	Cobalt International Energy, Inc., 2.625%, 12/1/19	3,698,750
8,905	Goodrich Petroleum Corp., 5.00%, 10/1/32	3,651,050
750	Stone Energy Corp., 1.75%, 3/1/17	641,250
		11,993,909
	Personal Products – 0.2%
3,950	Herbalife Ltd., 2.00%, 8/15/19	3,382,207
	Pharmaceuticals – 0.2%
3,800	IGI Laboratories, Inc., 3.75%, 12/15/19 (b)(c)	3,733,500
	Semiconductors & Semiconductor Equipment – 2.7%
3,000	JinkoSolar Holding Co. Ltd., 4.00%, 2/1/19 (b)(c)	2,636,250
5,150	Microchip Technology, Inc., 1.625%, 2/15/25 (b)(c)	4,866,750
7,000	Micron Technology, Inc., 3.00%, 11/15/43	6,553,750
4,500	NVIDIA Corp., 1.00%, 12/1/18	5,175,000
5,000	NXP Semiconductors NV, 1.00%, 12/1/19 (b)(c)	5,893,750
	ON Semiconductor Corp.,
2,500	1.00%, 12/1/20 (b)(c)	2,426,563
2,000	2.625%, 12/15/26	2,360,000
	SunEdison, Inc. (b)(c),
4,000	0.25%, 1/15/20	4,150,000
2,915	2.625%, 6/1/23	2,650,828
2,000	SunPower Corp., 0.875%, 6/1/21	1,890,000
2,000	Xilinx, Inc., 2.625%, 6/15/17	2,947,500
		41,550,391
	Software – 1.4%
4,500	FireEye, Inc., 1.625%, 6/1/35 (b)(c)	4,615,313
1,000	NetSuite, Inc., 0.25%, 6/1/18	1,078,750
535	Synchronoss Technologies, Inc., 0.75%, 8/15/19	620,934
2,000	Take-Two Interactive Software, Inc., 1.00%, 7/1/18	3,070,000
3,230	TeleCommunication Systems, Inc., 7.75%, 6/30/18	3,197,700
7,500	Verint Systems, Inc., 1.50%, 6/1/21	8,357,812
		20,940,509
	Specialty Retail – 0.4%
5,950	Restoration Hardware Holdings, Inc., zero coupon, 7/15/20 (b)(c)	6,080,156
	Technology Hardware, Storage & Peripherals – 0.7%
4,475	Electronics For Imaging, Inc., 0.75%, 9/1/19 (b)(c)	4,704,344
5,660	SanDisk Corp., 0.50%, 10/15/20	5,681,225
		10,385,569
	Thrifts & Mortgage Finance – 0.4%
3,795	Radian Group, Inc., 2.25%, 3/1/19	6,631,762
Total Convertible Bonds & Notes (cost-$280,582,725)		272,529,185

July 31, 2015 | Semi-Annual Report 41

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2015 (unaudited) (continued)

Shares		Value
Convertible Preferred Stock – 9.2%
	Banks – 0.5%
3,525	Huntington Bancshares, Inc., 8.50% (e)	$4,776,375
2,790	Wells Fargo & Co., 7.50% Ser. L (e)	3,325,987
		8,102,362
	Diversified Financial Services – 0.6%
7,665	Bank of America Corp., 7.25% Ser. L (e)	8,525,779
	Diversified Telecommunications Services – 0.8%
110,050	Frontier Communications Corp., 11.125%, 6/29/18	10,757,388
50,000	Intelsat SA, 5.75%, 5/1/16	1,355,500
		12,112,888
	Food Products – 1.3%
78,830	Bunge Ltd., 4.875% (e)	8,154,963
15,500	Post Holdings, Inc., 2.50% (b)(c)(e)	1,617,813
183,185	Tyson Foods, Inc., 4.75%, 7/15/17	9,882,831
		19,655,607
	Health Care Providers & Services – 0.7%
200,000	Anthem, Inc., 5.25%, 5/1/18	10,252,000
	Independent Power & Renewable Electricity Producers – 0.4%
57,635	Dynegy, Inc., 5.375%, 11/1/17	5,418,266
	Machinery – 0.8%
90,000	Stanley Black & Decker, Inc., 4.75%, 11/17/15	12,960,000
	Metals & Mining – 0.4%
470,810	ArcelorMittal, 6.00%, 1/15/16	6,966,528
	Multi-Utilities – 1.1%
204,100	AES Trust III, 6.75%, 10/15/29	10,294,294
121,500	Dominion Resources, Inc., 6.375%, 7/1/17	6,133,320
		16,427,614
	Oil, Gas & Consumable Fuels – 0.9%
45,100	ATP Oil & Gas Corp., 8.00% (b)(c)(e)(f)(g)	135
99,950	Chesapeake Energy Corp., 5.00% (e)	5,372,313
16,265	Energy XXI Bermuda Ltd., 5.625% (e)	399,000
119,200	Sanchez Energy Corp., 6.50% (e)	2,884,640
54,980	Southwestern Energy Co., 6.25%, 1/15/18	2,364,140
66,625	WPX Energy, Inc., 6.25%, 7/31/18	3,014,781
		14,035,009
	Pharmaceuticals – 0.9%
12,350	Allergan PLC, 5.50%, 3/1/18	13,734,806
	Real Estate Investment Trust – 0.6%
176,800	Alexandria Real Estate Equities, Inc., 7.00% (e)	5,011,184
27,000	American Tower Corp., 5.25%, 5/15/17	2,795,850
35,385	Health Care REIT, Inc., 6.50%, 4/20/18, Ser. I (e)	2,213,774
		10,020,808

42  Semi-Annual Report | July 31, 2015

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2015 (unaudited) (continued)

Shares		Value
	Wireless Telecommunication Services – 0.2%
50,000	T-Mobile US, Inc., 5.50%, 12/15/17	$3,560,000
Total Convertible Preferred Stock (cost-$162,226,024)		141,771,667

Principal Amount (000s)
Short-Term Investments – 3.1%
	Time Deposits – 3.1%
$14,296	Citibank-London, 0.03%, 8/3/15	14,296,458
1,201	JPMorgan Chase & Co.-New York, 0.03%, 8/3/15	1,201,482
33,044	Wells Fargo-Grand Cayman, 0.03%, 8/3/15	33,043,703
Total Short Term Investments (cost-$48,541,643)		48,541,643
Total Investments, before call options written (cost-$1,519,151,088) – 100.8%		1,560,208,092

Contracts
Call Options Written (f) – (0.8)%
	Consumer Discretionary Select Sector SPDR Index, (ASE),
6,000	strike price $79, expires 8/7/15	(846,000)
5,000	strike price $79, expires 8/14/15	(795,000)
5,500	strike price $80, expires 9/4/15	(731,500)
	KBW Bank Index, (PHL),
11,500	strike price $79, expires 8/21/15	(805,000)
	NASDAQ 100 Index, (CBOE),
80	strike price $4500, expires 8/7/15	(766,000)
85	strike price $4525, expires 8/21/15	(790,925)
80	strike price $4625, expires 9/4/15	(408,400)
	Philadelphia Oil Services Sector Index, (PHL),
2,500	strike price $192.50, expires 9/18/15	(625,000)
2,000	strike price $210, expires 8/21/15	(545,000)
	Philadelphia Stock Exchange KBW Bank Flex Index, (CBOE),
6,500	strike price $79, expires 8/14/15	(1,171,421)
4,000	strike price $79.50, expires 9/4/15	(1,163,210)
5,000	strike price $80, expires 8/7/15	(246,767)
3,000	strike price $80, expires 9/11/15	(908,947)
6,000	strike price $80.50, expires 8/7/15	(193,659)
2,000	strike price $191, expires 9/11/15	(564,671)
	Standard & Poor’s 500 Index, (CBOE),
175	strike price $2105, expires 8/14/15	(249,375)
375	strike price $2110, expires 8/21/15	(558,750)
200	strike price $2115, expires 9/4/15	(393,000)
200	strike price $2120, expires 9/11/15	(390,000)
200	strike price $2120, expires 9/18/15	(465,000)
200	strike price $2125, expires 9/18/15	(415,000)

July 31, 2015 | Semi-Annual Report 43

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2015 (unaudited) (continued)

Contracts		Value
200	strike price $2130, expires 8/7/15	$(19,500)
200	strike price $2135, expires 8/7/15	(11,500)
200	strike price $2135, expires 8/14/15	(50,000)
Total Call Options Written (premiums received-$11,831,904)		(13,113,625)
Total Investments, net of call options written (cost-$1,507,319,184) – 100.0%		1,547,094,467
Other assets less other liabilities – 0.0%		1,202,215
Net Assets – 100.0%		$1,548,296,682

Notes to Schedule of Investments:

(a)         All or partial amount segregated for the benefit of the counterparty as collateral for call options written.

(b)         144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(c)          Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $94,438,341, representing 6.1% of net assets.

(d)         Step Bond–Coupon is a fixed rate for an initial period then resets at a specific date and rate.

(e)          Perpetual maturity. The date shown, if any, is the next call date.

(f)           Non-income producing

(g)          In default.

(h)         Transactions in call options written for the six months ended July 31, 2015:

	Contracts	Premiums
Options outstanding, January 31, 2015	62,655	$11,609,448
Options written	227,690	45,486,308
Options terminated in closing transactions	(109,100)	(17,370,054)
Options expired	(120,050)	(27,893,798)
Options outstanding, July 31, 2015	61,195	$11,831,904

44  Semi-Annual Report | July 31, 2015

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2015 (unaudited) (continued)

(i)    Fair Value Measurements–See Note 1(b) in Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 7/31/15
Investments in Securities – Assets
Common Stock	$1,097,365,597	$–	–	$1,097,365,597
Convertible Bonds & Notes	–	272,529,185	–	272,529,185
Convertible Preferred Stock:
Food Products	9,882,831	9,772,776	–	19,655,607
Machinery	–	12,960,000	–	12,960,000
Metals & Mining	–	6,966,528	–	6,966,528
Multi-Utilities	6,133,320	10,294,294	–	16,427,614
Oil, Gas & Consumable Fuels	5,378,921	8,656,088	–	14,035,009
Real Estate Investment Trust	2,795,850	7,224,958	–	10,020,808
All Other	61,706,101	–	–	61,706,101
Short-Term Investments	–	48,541,643	–	48,541,643
	1,183,262,620	376,945,472	–	1,560,208,092
Investments in Securities – Liabilities
Call Options Written, at value:
Market price	$(8,864,950)	$(4,248,675)	–	$(13,113,625)
Totals	$1,174,397,670	$372,696,797	–	$1,547,094,467

At July 31, 2015, securities valued at $38,634,215 were transferred from Level 1 to Level 2. This transfer was the result of securities with exchange-traded closing prices at January 31, 2015, which were not available at July 31, 2015.

At July 31, 2015, securities valued at $7,572,225 were transferred from Level 2 to Level 1. This transfer was the result of securities with exchange-traded closing prices at July 31, 2015, which were not available at January 31, 2015.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended July 31, 2015, was as follows:

	Beginning Balance 1/31/15	Purchases	Sales	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 7/31/15
Investments in Securities – Assets
Convertible Preferred Stock:
Energy Equipment & Services	$981,550	–	$(1,159,844)	–	$–	$178,294	–	–	–
Oil, Gas & Consumable Fuels	2,809,762	–	(2,777,024)	–	(679,775)	647,037	–	–	–
Totals	$3,791,312	–	$(3,936,868)	–	$(679,775)	$825,331	–	–	–

†      Conversion

July 31, 2015 | Semi-Annual Report 45

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2015 (unaudited) (continued)

(j)    The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

The effect of derivatives on the Fund’s Statements of Assets and Liabilities at July 31, 2015:

Location	Market Price
Liability derivatives:
Call options written, at value	$(13,113,625)

The effect of derivatives on the Fund’s Statements of Operations for the six months ended July 31, 2015:

Location	Market Price
Net realized gain on:
Call options written	$1,448,503
Net change in unrealized appreciation/depreciation of:
Call options written	$(6,826,128)

The average volume (based on the open positions at each fiscal quarter-end) of derivative activity during the six months ended July 31, 2015 was 62,173 call options written contracts.

Glossary :

ADR	-	American Depositary Receipt
ASE	-	American Stock Exchange
CBOE	-	Chicago Board Options Exchange
PHL	-	Philadelphia Stock Exchange
REIT	-	Real Estate Investment Trust
SPDR	-	Standard & Poor’s Depository Receipt

46  Semi-Annual Report | July 31, 2015 | See accompanying Notes to Financial Statements

Statements of Assets & Liabilities

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2015 (unaudited)

	Diversified Income & Convertible	Equity & Convertible Income	Dividend, Interest & Premium Strategy
Assets:
Investments, at value (cost-$380,964,759, $702,943,114 and $1,519,151,088, respectively)	$369,141,780	$622,884,671	$1,560,208,092
Receivable for investments sold	16,985,220	10,924,880	21,161,749
Dividends and interest receivable	2,334,166	1,373,479	4,648,852
Prepaid expenses and other assets	14,150	33,846	78,449
Investments in Affiliated Funds- Trustee Deferred Compensation Plan (see Note 4)	1,142	5,415	13,881
Total Assets	388,476,458	635,222,291	1,586,111,023

Liabilities:
Loan expense payable	103,000,000	–	–
Payable for investments purchased	19,264,090	13,896,544	23,291,192
Dividends payable	1,886,130	–	–
Offering expense payable	564,500	–	–
Investment management fees payable	310,853	525,691	1,188,868
Call options written, at value (premiums received- $194,848, $665,541 and $11,831,904, respectively)	98,578	266,173	13,113,625
Interest expense payable	3,472	–	–
Accrued expenses	51,451	94,845	206,775
Trustees Deferred Compensation Plan payable (see Note 4)	1,142	5,415	13,881
Total Liabilities	125,180,216	14,788,668	37,814,341
Net Assets	$263,296,242	$620,433,623	$1,548,296,682

Composition of Net Assets:
Common Stock:
Par value ($0.00001 per share applicable to 11,294,189, 27,708,965 and 94,801,581 shares issued and outstanding, respectively)	$113	$277	$948
Paid-in-capital in excess of par	269,084,149	672,003,652	1,762,897,809
Dividends in excess of net investment income	(944,181)	(4,626,756)	(71,021,812)
Accumulated net realized gain (loss)	6,882,870	32,722,378	(183,355,546)
Net unrealized appreciation/depreciation	(11,726,709)	(79,665,928)	39,775,283
Net Assets	$263,296,242	$620,433,623	$1,548,296,682
Net Asset Value Per Share	$23.31	$22.39	$16.33

See accompanying Notes to Financial Statements | July 31, 2015 | Semi-Annual Report 47

Statements of Operations

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

Period or Six months ended July 31, 2015 (unaudited)

	Diversified Income & Convertible(1)	Equity & Convertible Income	Dividend, Interest & Premium Strategy
Investment Income:
Interest	$1,292,795	$894,510	$3,883,387
Dividends (net of foreign withholding taxes of $0, $2,760 and $575,514, respectively)	513,371	9,630,258	22,288,577
Total Investment Income	1,806,166	10,524,768	26,171,964

Expenses:
Investment management	617,812	3,122,475	7,212,876
Interest	180,017	–	–
Audit and tax services	21,637	38,507	45,984
Custodian and accounting agent	18,082	63,421	168,095
Legal	9,945	19,934	40,952
Shareholder communications	8,589	29,595	25,500
Transfer agent	4,520	12,670	12,670
Trustees’	2,713	16,104	48,835
New York Stock Exchange listing	–	5,983	26,611
Insurance	–	7,906	17,534
Dividend	–	–	127,609
Proxy	–	1,898	5,257
Miscellaneous	902	4,182	43,314
Total Expenses	864,217	3,322,675	7,775,237

Net Investment Income	941,949	7,202,093	18,396,727

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	7,308,156	35,900,515	19,355,884
Call options written	(425,286)	(1,796,506)	1,448,503
Net change in unrealized appreciation/depreciation of:
Investments	(11,822,979)	(13,262,226)	(5,474,989)
Call options written	96,270	316,012	(6,826,128)
Foreign currency transactions	–	(913)	–
Net realized and change in unrealized gain (loss)	(4,843,839)	21,156,882	8,503,270

Net Increase (Decrease) in Net Assets Resulting from Investment Operations	$(3,901,890)	$28,358,975	$26,899,997

(1) Commencement of Operations, May 27, 2015.

48 Semi-Annual Report | July 31, 2015 | See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

Diversified Income & Convertible:

Period from May 27, 2015* through July 31, 2015 (unaudited)
Investment Operations:
Net investment income	$941,949
Net realized gain	6,882,870
Net unrealized depreciation	(11,726,709)
Net decrease in net assets resulting from investment operations	(3,901,890)

Dividends to Shareholders from:
Net investment income	(1,886,130)

Capital Share Transactions:
Net proceeds from the sale of common stock	269,548,750
Offering costs charged to paid-in capital in excess of par (See Note 1)	(564,500)
Net increase in net assets from capital share transactions	268,984,250
Total increase in net assets	263,196,230

Net Assets:
Beginning of period	100,012
End of period**	$263,296,242
** Including dividends in excess of net investment income of:	$(944,181)

Shares Issued	11,290,000

* Commencement of Operations.

Equity & Convertible Income:

	Six months ended July 31, 2015 (unaudited)	Year ended January 31, 2015
Investment Operations:
Net investment income	$7,202,093	$14,721,590
Net realized gain	34,104,009	37,693,599
Net change in unrealized appreciation/depreciation	(12,947,127)	(6,491,570)
Net increase in net assets resulting from investment operations	28,358,975	45,923,619

Dividends and Distributions to Shareholders from:
Net investment income	(10,529,406)	(17,371,298)
Net realized gains	(10,529,406)	(19,204,536)
Total dividends and distributions to shareholders	(21,058,812)	(36,575,834)
Total increase in net assets	7,300,163	9,347,785

Net Assets:
Beginning of period	613,133,460	603,785,675
End of period*	$620,433,623	$613,133,460
* Including dividends in excess of net investment income of:	$(4,626,756)	$(1,299,443)

See accompanying Notes to Financial Statements | July 31, 2015 | Semi-Annual Report 49

Statements of Changes in Net Assets

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

Dividend, Interest & Premium Strategy:

	Six months ended July 31, 2015 (unaudited)	Year ended January 31, 2015
Investment Operations:
Net investment income	$18,396,727	$38,106,806
Net realized gain	20,804,387	3,113,830
Net change in unrealized appreciation/depreciation	(12,301,117)	11,228,650
Net increase in net assets resulting from investment operations	26,899,997	52,449,286

Dividends and Distributions to Shareholders from:
Net investment income	(85,321,423)	(61,282,650)
Return of capital	–	(109,047,821)
Total dividends and distributions to shareholders	(85,321,423)	(170,330,471)

Capital Share Transactions:
Reinvestment of dividends	–	5,110,549
Total decrease in net assets	(58,421,426)	(112,770,636)

Net Assets:
Beginning of period	1,606,718,108	1,719,488,744
End of period*	$1,548,296,682	$1,606,718,108
* Including dividends in excess of net investment income of:	$(71,021,812)	$(4,097,116)
Shares Issued in Reinvestment of Dividends and Distributions	–	277,256

50 Semi-Annual Report | July 31, 2015 | See accompanying Notes to Financial Statements

Statement of Cash Flows*

AllianzGI Diversified Income & Convertible Fund

For the Period from May 27, 2015** through July 31, 2015 (unaudited)

Increase/Decrease in Cash from:

Cash Flows used for Operating Activities:
Net decrease in net assets resulting from investment operations	$(3,901,890)

Adjustments to Reconcile Net Decrease in Net Assets Resulting from Investment Operations to Net Cash used for Operating Activities:
Purchases of long-term investments	(537,618,114)
Proceeds from sales of long-term investments	169,894,912
Purchases of short-term investments, net	(5,873,101)
Increase in receivable for investments sold	(16,985,220)
Net amortization/accretion on investments	(60,300)
Net realized gain	(6,882,870)
Increase in payable for investments purchased	19,264,090
Proceeds from sale of written options	456,129
Payments to cover written options	(686,567)
Net unrealized depreciation	11,726,709
Increase in dividends and interest receivable	(2,334,166)
Increase in prepaid expenses and other assets	(14,150)
Increase in accrued expenses	51,451
Increase in investment management fees payable	310,853
Increase in loan expense payable	103,000,000
Increase in offering expense payable	564,500
Increase in interest expense payable	3,472
Increase in dividends payable	1,886,130
Net cash used for operating activities	$(267,198,132)

Cash Flows provided by Financing Activities:
Seed capital	100,012
Proceeds from the sale of common stock	269,548,750
Offering costs	(564,500)
Dividends to shareholders	(1,886,130)
Net cash provided by financing activities	$267,198,132
Net increase/decrease in cash	–

Cash
Beginning of period	–
End of period	$–

* A Statement of Cash Flows is not required for Equity & Convertible Income and Dividend, Interest & Premium Strategy.

** Commencement of operations.

See accompanying Notes to Financial Statements | July 31, 2015 | Semi-Annual Report 51

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2015 (unaudited)

1. Organization and Significant Accounting Policies

AllianzGI Diversified Income & Convertible Fund (“Diversified Income & Convertible”), AllianzGI Equity & Convertible Income Fund (“Equity & Convertible Income”) and AllianzGI NFJ Dividend, Interest & Premium Strategy Fund (“Dividend, Interest & Premium Strategy”) (each a “Fund” and collectively the “Funds”) were organized as Massachusetts business trusts on March 10, 2015, December 12, 2006 and August 20, 2003, respectively. The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification topic 946 Financial Services – Investment Companies. Prior to commencing operations on May 27, 2015, February 27, 2007, and February 28, 2005 respectively, the Funds had no operations other than matters relating to their organization and registration as diversified, closed-end management investment companies registered under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended, and the sale and issuance of 4,189 shares at an aggregate price of $100,012 for Diversified Income & Convertible to Allianz Asset Management of America L.P. (“AAM”). Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Funds’ investment manager and Allianz Global Investors U.S. LLC (“AllianzGI U.S.”) and NFJ Investment Group LLC (“NFJ”), each an affiliate of the Investment Manager (each a “Sub-Adviser” and collectively the “Sub-Advisers”), serve as the Funds’ sub-advisers. The Investment Manager, AllianzGI U.S. and NFJ are indirect, wholly-owned subsidiaries of Allianz Asset Management of America L.P. (“AAM”). AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Each Fund has authorized an unlimited amount of common shares with $0.00001 par value.

Diversified Income & Convertible’s investment objective is to provide total return through a combination of current income and capital appreciation, while seeking to provide downside protection against capital loss. Under normal market conditions, the Fund will seek to achieve its investment objective by investing in a combination of convertible securities, debt and other income-producing instruments and common stocks and other equity securities. The Fund expects to normally employ a strategy of writing (selling) covered call options on the stocks held in the equity portion of the portfolio.

Equity & Convertible Income’s investment objective is to seek total return comprised of capital appreciation, current income and gains. Under normal market conditions the Fund pursues its objective by investing in a diversified portfolio of equity securities and income-producing convertible securities. The Fund will also employ a strategy of writing (selling) call options on the equity securities held by the Fund as well as on equity indexes.

Dividend, Interest & Premium Strategy’s primary investment objective is to seek current income and gains, with a secondary objective of long-term capital appreciation. Under normal market conditions the Fund pursues its investment objectives by investing in a

52 Semi-Annual Report | July 31, 2015

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2015 (unaudited)

1. Organization and Significant Accounting Policies (continued)

diversified portfolio of dividend-paying common stocks and income-producing convertible securities. The Fund will also employ a strategy of writing (selling) call options on equity indexes in an attempt to generate gains from option premiums.

Diversified Income & Convertible issued 11,200,000 shares of common stock in its initial public offering. An additional 90,000 shares were issued in connection with the exercise of the underwriters’ over-allotment option. These shares were all issued at $25.00 per share. A sales load of $1.125 per share was deducted from gross offering proceeds. Offering costs of $564,500 (representing $0.05 per share) were also deducted from gross proceeds of the offering and have been charged to paid-in capital in excess of par. The Investment Manager paid all offering costs associated with the initial public offering (other than the sales load) exceeding $0.05 per share, which came to approximately $890,000. In addition, the underwriters commission and offering costs have been charged to paid-in-capital in excess of par.

There can be no assurance that the Funds will meet their stated objectives.

The preparation of the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires the Funds’ management to make estimates and assumptions that affect the reported amounts and disclosures in each Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of official closing prices, last reported sales prices, or if no sales or closing prices are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Funds’ investments are valued daily using prices supplied by an independent pricing service or broker/dealer quotations, or by using the last sale or settlement price on the exchange that is the primary market for such securities, or the mean between the last bid and ask quotations. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial instruments in circumstances where market quotations are not readily available (including in cases where

July 31, 2015 | Semi-Annual Report 53

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2015 (unaudited)

1. Organization and Significant Accounting Policies (continued)

available market quotations are deemed to be unreliable), and has delegated primary responsibility for applying the valuation methods to the Investment Manager and the Sub-Advisers. The Funds’ Valuation Committee was established by the Board to oversee the implementation of the Funds’ valuation methods and to make fair value determinations on behalf of the Board, as instructed by the Board. Each Sub-Adviser monitors the continued appropriateness of methods applied and identifies to the Investment Manager circumstances and events that may require fair valuation. The Investment Manager, in turn, determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Investment Manager (in consultation with the Sub-Advisers) determines that a valuation method may no longer be appropriate, another valuation method may be selected or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review and ratify the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Synthetic convertible securities are valued based on quotations obtained from unaffiliated brokers who are the principal market-makers in such securities. Such valuations are derived by the brokers from proprietary models which are generally based on readily available market information including valuation of the common stock underlying the synthetic security.

Short-term debt-instruments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing premium or discount based on their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

The prices used by the Funds to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material to the Funds’ financial statements. Each Fund’s net asset value (“NAV”) is normally determined at the close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

¡	Level 1 – quoted prices in active markets for identical investments that the Funds have the ability to access
¡

Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

54 Semi-Annual Report | July 31, 2015

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2015 (unaudited)

1. Organization and Significant Accounting Policies (continued)

¡

Level 3 – valuations based on significant unobservable inputs (including the Sub-Advisers’ or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Funds to measure fair value during the period or six months ended July 31, 2015 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Assets categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with U.S. GAAP.

Equity Securities (Common and Preferred Stock) – Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Convertible Bonds & Notes – Convertible bonds & notes are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of convertible bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Corporate Bonds & Notes – Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and

July 31, 2015 | Semi-Annual Report 55

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2015 (unaudited)

1. Organization and Significant Accounting Policies (continued)

high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Option Contracts – Option contracts traded over-the-counter (“OTC”) and FLexible EXchange (“FLEX”) options are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC and FLEX option contracts are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income adjusted for the accretion of discount and amortization of premium is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income. Conversion premium is not amortized. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, and then are recorded as soon after the ex-dividend date as the Fund, using reasonable diligence, becomes aware of such dividends. Payments received on synthetic convertible securities are generally included in dividends. Payments received from certain investments may be comprised of dividends, realized gains and return of capital. These payments may initially be recorded as dividend income and may subsequently be reclassified as realized gains and/or return of capital upon receipt of information from the issuer.

(d) Federal Income Taxes

The Funds intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended,

56 Semi-Annual Report | July 31, 2015

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2015 (unaudited)

1. Organization and Significant Accounting Policies (continued)

applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. The funds may be subject to excise tax based on distributions to shareholders.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. In accordance with provisions set forth under U.S. GAAP, the Investment Manager has reviewed the Funds’ tax positions for all open tax years. As of July 31, 2015, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken. The Funds’ federal tax returns for the prior three years, as applicable, remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions to Shareholders

Dividend, Interest & Premium Strategy and Equity & Convertible Income declare dividends and distributions on a quarterly basis. Diversified Income & Convertible declares dividends and distributions on a monthly basis. These dividends and distributions may be comprised in varying proportions of net investment income, gains from option premiums and the sale of portfolio securities and return of capital. The Funds record dividends and distributions on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains or return of capital is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital. At July 31, 2015, it is anticipated that Dividend, Interest & Premium Strategy will have a return of capital at fiscal year-end.

(f) Convertible Securities

It is the Funds’ policy to invest a portion of their assets in convertible securities. Although convertible securities derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Funds’ investments in convertible securities include features which render them sensitive to price changes in their underlying securities. The value of structured/synthetic convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at risk of loss depending on the performance of the underlying equity security. Consequently, the

July 31, 2015 | Semi-Annual Report 57

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2015 (unaudited)

1. Organization and Significant Accounting Policies (continued)

Funds are exposed to greater downside risk than traditional convertible securities, but typically still less than that of the underlying stock.

(g) Warrants

The Funds may receive warrants. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit the Funds to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

(h) Short Sales

Short sale transactions involve the Funds selling securities they do not own in anticipation of a decline in the market price of the securities. The Funds are obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested. There were no open short sales at July 31, 2015.

(i) Statement of Cash Flows

U.S. GAAP requires entities proving financial statements that report both financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the enterprise’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the

58 Semi-Annual Report | July 31, 2015

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2015 (unaudited)

1. Organization and Significant Accounting Policies (continued)

enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Each Fund’s Level 3 investments have been determined to be at a level not requiring a Statement of Cash Flows. Funds with certain degrees of borrowing activity, typically through the use of margin loan financing, have been determined to be at a level requiring a Statement of Cash Flows. The Statement of Cash Flows has been prepared using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(j) Interest Expense

Interest expense relates to the Diversified Income & Convertible’s participation in margin loan financing transactions. Interest expense is recorded as it is incurred.

2. Principal Risks

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds also are exposed to other risks such as, but not limited to, interest rate, credit and leverage risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. This risk may be particularly acute in the current market environment because market interest rates are currently at historically low levels. As nominal interest rates rise, the value of certain fixed income securities held by the Funds are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. Interest rate changes can be sudden and unpredictable, and a Fund may lose money as a result of movements in interest rates. A Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, adverse changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment. They may also decline due to

July 31, 2015 | Semi-Annual Report 59

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2015 (unaudited)

2. Principal Risks (continued)

factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by a Fund. Even when markets perform well, there is no assurance that the investments held by a Fund will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Sub-Advisers seek to minimize the Funds’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Funds are exposed to risks associated with leverage. Leverage may cause the value of the Funds’ shares to be more volatile than if the Funds did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds’ portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. In addition, to the extent the Funds employ leverage, dividend and interest costs may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Funds’ investment returns, resulting in greater losses.

The Funds may hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Funds’ ability to trade, and the availability of prices from independent pricing services or dealer quotations. Defaulted securities may also be illiquid and may not be actively traded. Sale of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of securities used by the Funds could be material. A Fund may incur additional expenses to the extent it is required to seek recovery upon a portfolio security’s default in the payment of principal or interest. In any bankruptcy proceeding relating to a defaulted investment, a Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment.

60 Semi-Annual Report | July 31, 2015

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2015 (unaudited)

2. Principal Risks (continued)

Diversified Income & Convertible will terminate on the first business day following the fifteenth anniversary of the effective date of its registration statement, May 22, 2030, unless such term is extended by the Trustees and absent Trustee and shareholder approval to amend the limited term. Leading up to the Fund’s dissolution date, the Fund may begin liquidating all or a portion of the Fund’s portfolio, and the Fund may deviate from its investment strategy. As a result, during the wind-down period, the Fund’s distributions may decrease, and such distributions may include a return of capital. The Fund does not seek to return $25.00 per common share (its initial offering price) upon termination. As the assets of the Fund will be liquidated in connection with its termination, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money.

There can be no assurance that repurchases of common shares by Diversified Income & Convertible pursuant to its Repurchase Plan (as defined below) will cause the common shares to trade at a price equal to or in excess of NAV or prevent or reduce any decline in the market price of the common shares. Any acquisition of common shares by the Fund would decrease the managed assets of the Fund and therefore tend to have the effect of increasing the Fund’s gross expense ratio and decreasing the asset coverage with respect to any leverage outstanding. Because of the nature of the Fund’s investment objective, policies and portfolio, the Investment Manager and the Sub-Adviser do not anticipate that repurchases of common shares should interfere with the ability of the Fund to manage its investments in order to seek its investment objective, and do not anticipate any material difficulty in borrowing money or disposing of portfolio securities to consummate repurchases, although no assurance can be given that this will be the case. The Fund’s repurchase of shares under the Repurchase Plan will be subject to certain conditions under Rule 10b-18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and other applicable laws, including Regulation M, which may prohibit such repurchases under certain circumstances.

3. Financial Derivative Instruments

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges,” and those that do not qualify for such accounting. Although the Funds at times use derivatives for hedging purposes, the Funds reflect derivatives at fair value and recognize changes in fair value through the Funds’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment.

Option Transactions

The Funds may write (sell) put and call options on securities and indices to earn premiums, for

July 31, 2015 | Semi-Annual Report 61

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2015 (unaudited)

3. Financial Derivative Instruments (continued)

hedging purposes, risk management purposes or otherwise as part of their investment strategies. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the option written. These liabilities are reflected as call options written in the Funds’ Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Funds purchasing a security at a price different from its current market value.

There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. The Funds’ ability to use options successfully will depend on the Sub-Advisers’ ability to predict pertinent market movements, which cannot be assured. As the writer of a covered call option, a Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline.

4. Investment Manager/Sub-Advisers & Deferred Compensation

Investment Manager/Sub-Advisers. Each Fund has an Investment Management Agreement (for the purposes of this section, each an “Agreement”) with the Investment Manager. Subject to the supervision of the each Fund’s Board, the Investment Manager is responsible for managing, either directly or through others selected by it, the Funds’ investment activities, business affairs and administrative matters. Pursuant to their Agreements, Diversified Income & Convertible and Equity & Convertible Income pay the Investment Manager an annual fee, payable monthly, at an annual rate of 1.00% of their average daily total managed assets. Pursuant to its Agreement, Dividend, Interest & Premium Strategy pays the Investment Manager an annual fee, payable monthly, at an annual rate of 0.90% of its average daily total managed assets. Diversified Income & Convertible’s Agreement defines total managed assets as the total assets of the Fund (including assets attributable to any borrowings or issued debt securities that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings or issued debt securities). The Agreements of each of Equity & Convertible Income and Dividend, Interest &

62 Semi-Annual Report | July 31, 2015

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2015 (unaudited)

4. Investment Manager/Sub-Advisers & Deferred Compensation (continued)

Premium Strategy define total managed assets as the total assets of the Fund (including assets attributable to any borrowings that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings).

The Investment Manager has retained the Sub-Advisers to manage Dividend, Interest & Premium Strategy. NFJ manages the equity component of the Fund and AllianzGI U.S. manages the convertible and index option strategy components of the Fund. AllianzGI U.S. serves as the sole sub-adviser to Diversified Income & Convertible and Equity & Convertible Income. The Investment Manager, not the Funds, pays a portion of the fees it receives as Investment Manager to the Sub-Advisers in return for their services.

Deferred Compensation. Trustees do not currently receive any pension or retirement benefits from the Funds. The Funds have adopted a deferred compensation plan for the Trustees that went into place at the beginning of this calendar year and permits the Trustees to defer their receipt of compensation from the Funds, at their election, in accordance with the terms of the plan. Under the plan, each Trustee may elect not to receive all or a portion of his or her fees from the Funds on a current basis but to receive in a subsequent period chosen by the Trustee an amount equal to the value of such compensation if such compensation had been invested in a Fund or Funds, or one or more series of Allianz Funds, selected by the Trustees from and after the normal payment dates for such compensation. The deferred compensation program is structured such that the Funds remains in substantially the same financial position whether Trustee fees are paid when earned or deferred.

5. Investments in Securities

For the period and six months ended July 31, 2015, purchases and sales of investments, other than short-term securities were:

	Diversified Income & Convertible	Equity & Convertible Income	Dividend, Interest & Premium Strategy
Purchases	$537,618,114	$465,398,504	$478,217,869
Sales	164,045,867	478,839,544	552,017,805

6. Income Tax Information

At July 31, 2015, the aggregate cost basis and the net unrealized appreciation (depreciation) of investments (before call options written) for federal income tax purposes were as follows:

	Federal Tax Cost Basis(1)	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Diversified Income & Convertible	$381,029,314	$2,115,309	$14,002,843	$(11,887,534)
Equity & Convertible Income	703,056,735	15,346,580	95,518,644	(80,172,064)
Dividend, Interest & Premium Strategy	1,528,757,872	148,380,768	116,930,548	31,450,220

(1) Differences between book and tax cost basis were attributable to wash sale loss deferrals.

July 31, 2015 | Semi-Annual Report 63

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2015 (unaudited)

7. Margin Loan Financing

Diversified Income & Convertible has entered into a margin loan financing agreement with BNP Paribas Prime Brokerage International, Ltd. (“BNP”). The margin loan is offered at a daily rate equal to the U.S. 3-month LIBOR rate. At July 31, 2015, the Fund had borrowings outstanding under the margin agreement totaling $103,000,000. The interest rate charged at July 31, 2015 was 1.20%. During the period ended July 31, 2015, the weighted average daily balance was $103,000,000 at a weighted average interest rate of 1.17%. With respect to the margin loan agreement, interest expense of $180,017 is included in the Fund’s Statement of Operations.

The Fund is required to fully collateralize its outstanding loan balance as determined by BNP. Pledged assets are held in a segregated account and are denoted in the Fund’s Schedule of Investments.

Diversified Income & Convertible is pursuing longer-term, fixed-rate financing arrangements, which would replace most of the indebtedness under the existing margin loan facility. As disclosed in the Fund’s initial public offering prospectus, the Fund’s cost of leverage is expected to increase substantially as a result of this refinancing transaction.

8. Subsequent Events

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On August 3, 2015, a monthly distribution of $0.167 per share was declared to Diversified Income & Convertible shareholders, payable September 1, 2015 to shareholders of record on August 13, 2015.

On September 1, 2015, a monthly distribution of $0.167 per share was declared to Diversified Income & Convertible shareholders, payable October 1, 2015 to shareholders of record on September 11, 2015.

On September 4, 2015, the following quarterly distributions were declared to shareholders, payable September 25, 2015 to shareholders of record on September 14, 2015.

Equity & Convertible Income	$0.38 per share
Dividend, Interest & Premium Strategy	$0.45 per share

The common share repurchase plan (the “Repurchase Plan”) of Diversified Income & Convertible (for purposes of this paragraph, the “Fund”) became effective on September 4, 2015. The Board of Trustees initially authorized the Repurchase Plan at the Fund’s organizational meeting on April 20, 2015. The Repurchase Plan is intended in part to provide additional liquidity in the marketplace for the Fund’s common shares. The Repurchase Plan will remain in effect until 230 days after the commencement of the Repurchase Plan (i.e., April 21, 2016) (the “Repurchase Period”), during which the Fund will repurchase its

64 Semi-Annual Report | July 31, 2015

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2015 (unaudited)

8. Subsequent Events (continued)

common shares in the open market on any trading day when the Fund’s common shares are trading at a discount of 2% or more from the common shares’ closing NAV on the prior trading day and only so long as shares of the SPDR Barclays Convertible Securities ETF have not, at any time during such trading day, traded down 2% or more from their closing market price on the prior trading day. Any repurchases are and will be made through a single broker-dealer who was not an underwriter in this initial public offering of the Fund’s common shares acting as the Fund’s agent. On any day that shares are repurchased under the Repurchase Plan, the Fund, subject to certain conditions under Rule 10b-18 under the Exchange Act and other applicable laws, including Regulation M, repurchases its shares in an amount equal to the lesser of (i) $125,000 based on the aggregate purchase price of the common shares or (ii) the maximum number of common shares the Fund may purchase under Rule 10b-18, which, generally, is currently 25% of the average daily trading volume of the common shares over the trailing four week period. In addition to providing potential additional liquidity in the marketplace, any repurchases under the Repurchase Plan are made by the Fund at a discount to then current NAV of the common shares and therefore would be accretive to the NAV of the remaining common shares following the repurchases, and the Repurchase Plan may also have the effect of preventing or reducing a significant decline in the market price of the common shares in comparison to their NAV.

Effective September 21, 2015, Diversified Income & Convertible and Equity & Convertible Income each rescinded its non-fundamental policy to normally write call options on the stocks held in its portfolio with respect to approximately 70% of the value of each position, and adopted a revised non-fundamental policy to normally write call options on the stocks held in its portfolio with respect to “up to approximately 70%” of the value of each equity position (emphasis added). The policy of each Fund with respect to writing call options that was in effect prior to September 21, 2015 is set forth below:

Diversified Income & Convertible

The Fund expects to normally employ a strategy of writing (selling) covered call options on the stocks held in its portfolio (the “Option Strategy”). It is expected that the Fund will ordinarily write call options on the individual stocks held in its portfolio, and with respect to approximately 70% of the value of each position. The Fund initially intends to write covered call options on approximately 50% of the Fund’s common stocks, but may write covered call options on approximately 30% to 80% of the Fund’s common stocks from time to time, depending on market conditions. The Fund’s use of the Option Strategy may vary from time to time, depending on market conditions and other factors.

Equity & Convertible Income

The Fund employs a strategy of writing (selling) call options on the stocks held in the equity component of its portfolio (the

July 31, 2015 | Semi-Annual Report 65

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2015 (unaudited)

8. Subsequent Events (continued)

“Equity Component”) as well as on equity indexes, generally with respect to approximately 70% of the value of the securities in the Equity Component (the “Option Strategy”). The extent of NIE’s use of the Option Strategy will vary depending on market conditions and other factors, and NIE may determine from time to time to write call options on only a portion, or none, of the stocks in the Equity Component.

The newly adopted non-fundamental policy of each Fund with respect to writing call options is set forth below:

Diversified Income & Convertible

The Fund expects to normally employ a strategy of writing (selling) covered call options on the stocks held in its portfolio (the “Option Strategy”). It is expected that the Fund will ordinarily write call options on the individual stocks held in its portfolio, and with respect to up to approximately 70% of the value of each position. The Fund initially intends to write covered call options on approximately 50% of the Fund’s common stocks, but may write covered call options on approximately 30% to 80% of the Fund’s common stocks from time to time, depending on market conditions. The Fund’s use of the Option Strategy may vary from time to time, depending on market conditions and other factors.

Equity & Convertible Income

NIE employs a strategy of writing (selling) call options on the stocks held in the equity component of its portfolio (the “Equity Component”) as well as on equity indexes, generally with respect to up to approximately 70% of the value of the securities in the Equity Component (the “Option Strategy”). The extent of NIE’s use of the Option Strategy will vary depending on market conditions and other factors, and NIE may determine from time to time to write call options on only a portion, or none, of the stocks in the Equity Component.

There were no other subsequent events identified that require recognition or disclosure.

66 Semi-Annual Report | July 31, 2015

Financial Highlights

AllianzGI Diversified Income & Convertible Fund

For a share outstanding throughout the period:

	For the period May 27, 2015* through July 31, 2015 (unaudited)

Net asset value, beginning of period	$23.88
Investment Operations:
Net investment income	0.08
Net realized and unrealized loss	(0.43)
Total from investment operations	(0.35)
Dividends to shareholders from net investment income	(0.17)
Share Transactions:
Offering costs charged to paid-in-capital in excess of par	(0.05)
Net asset value, end of period	$23.31
Market price, end of period	$20.94
Total Investment Return (1)	(15.58)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$263,296
Ratio of expenses to average net assets, including interest expense (3)	1.83	%(2)
Ratio of expenses to average net assets, excluding interest expense (3)	1.45	%(2)
Ratio of net investment income to average net assets	2.00	%(2)
Portfolio turnover rate	51%

* Commencement of operations.

(1) Total investment return is calculated assuming a purchase of a share at the market price on the first day and a sale of a share at the market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares. Total return for a period of less than one year is not annualized.

(2) Annualized.

(3) Interest expense relates to participation in the margin loan financing (see Note 7).

See accompanying Notes to Financial Statements | July 31, 2015 | Semi-Annual Report 67

Financial Highlights

AllianzGI Equity & Convertible Income Fund

For a share outstanding throughout each period:

	Six Months ended July 31, 2015		Year ended January 31,
	(unaudited)		2015	2014		2013	2012	2011
Net asset value, beginning of period	$22.13		$21.79	$20.10		$19.28	$20.28	$17.58
Investment Operations:
Net investment income	0.26		0.53	0.56		0.39	0.36	0.40
Net realized and change in unrealized gain	0.76		1.13	2.49		1.55	(0.24)	3.42
Total from investment operations	1.02		1.66	3.05		1.94	0.12	3.82
Dividends and Distributions to Shareholders from:
Net investment income	(0.38)		(0.63)	(0.92)		(0.28)	(0.46)	(0.41)
Net realized gains	(0.38)		(0.69)	(0.44)		(0.84)	(0.66)	(0.71)
Total dividends and distributions to shareholders	(0.76)		(1.32)	(1.36)		(1.12)	(1.12)	(1.12)
Net asset value, end of period	$22.39		$22.13 (1)	$21.79		$20.10	$19.28	$20.28
Market price, end of period	$19.42		$20.01	$18.73		$17.91	$17.22	$19.30
Total Investment Return (2)	0.84%		14.07%	12.35%		10.92%	(4.85)%	30.16%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$620,434		$613,133	$603,786		$448,384	$430,095	$452,406
Ratio of expenses to average net assets	1.06	%(3)	1.13%	1.09	%(4)	1.09%	1.08%	1.10%
Ratio of net investment income to average net assets	2.31	%(3)	2.34%	2.39	%(4)	2.06%	1.87%	2.16%
Portfolio turnover rate	76%		63%	82%		122%	118%	168%

(1) Payment from affiliates increased the net asset value by less than $0.01.

(2) Total investment return is calculated assuming a purchase of a share at the market price on the first day and a sale of a share at the market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares. Total return for a period of less than one year is not annualized.

(3) Annualized.

(4) Inclusive of Reimbursement from Investment Manager of 0.02%.

68 Semi-Annual Report | July 31, 2015 | See accompanying Notes to Financial Statements

Financial Highlights

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

For a share outstanding throughout each period:

	Six Months ended July 31, 2015		Year ended January 31,
	(unaudited)		2015	2014		2013	2012	2011
Net asset value, beginning of period	$16.95		$18.19	$17.91		$18.06	$19.12	$17.30
Investment Operations:
Net investment income	0.19		0.41	0.49		0.53	0.52	0.64
Net realized and change in unrealized gain	0.09		0.15	1.59		1.12	0.22	2.08
Total from investment operations	0.28		0.56	2.08		1.65	0.74	2.72
Dividends and Distributions to Shareholders from:
Net investment income	(0.90)		(0.65)	(0.54)		(0.67)	(0.56)	(0.90)
Net realized gains	–		–	–		–	(0.85)	–
Return of capital	–		(1.15)	(1.26)		(1.13)	(0.39)	–
Total dividends and distributions to shareholders	(0.90)		(1.80)	(1.80)		(1.80)	(1.80)	(0.90)
Net asset value, end of period	$16.33		$16.95 (1)	$18.19		$17.91	$18.06	$19.12
Market price, end of period	$14.50		$15.88	$17.86		$16.65	$17.30	$17.60
Total Investment Return (2)	(3.40)%		(1.75)%	18.83%		6.83%	9.07%	28.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$1,548,297		$1,606,718	$1,719,489		$1,692,659	$1,706,770	$1,807,672
Ratio of expenses to average net assets	0.97	%(3)	0.96%	0.94	%(4)	0.97%	0.97%	0.97%
Ratio of net investment income to average net assets	2.30	%(3)	2.20%	2.69	%(4)	2.97%	2.83%	3.54%
Portfolio turnover rate	30%		47%	48%		46%	50%	65%

(1) Payment from affiliates increased the net asset value by $0.02.

(2) Total investment return is calculated assuming a purchase of a share at the market price on the first day and a sale of a share at the market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares. Total return for a period of less than one year is not annualized.

(3) Annualized.

(4) Inclusive of reimbursement from Investment Manager of 0.02%.

See accompanying Notes to Financial Statements | July 31, 2015 | Semi-Annual Report 69

Annual Shareholder Meeting Results (unaudited)

AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

Annual Shareholder Meeting Results:

Equity & Convertible Income and Dividend, Interest & Premium Strategy held their annual meeting of shareholders on June 2, 2015. Shareholders voted as indicated below:

Equity & Convertible Income:

	Affirmative	Withheld Authority
Re-election James A. Jacobson – Class II to serve until the
annual meeting for the 2018-2019 fiscal year	19,708,268	1,870,764

Election of Davey S. Scoon – Class I to serve until the
annual meeting for the 2017-2018 fiscal year	19,701,970	1,877,062

Election of F. Ford Drummond – Class II to serve until the
annual meeting for the 2018-2019 fiscal year	19,715,083	1,863,949

Election of James S. MacLeod – Class II to serve until the
annual meeting for the 2018-2019 fiscal year	19,697,373	1,881,659

Election of Julian Sluyters – Class II to serve until the
annual meeting for the 2018-2019 fiscal year	19,708,656	1,870,376

Election of Susan M. King – Class III to serve until the
annual meeting for the 2016-2017 fiscal year	19,709,377	1,869,655

The other members of the Board of Trustees at the time of the meeting, namely, Ms. Deborah A. DeCotis and Messrs. Hans W. Kertess, William B. Ogden, IV, Alan Rappaport, Bradford K. Gallagher continued to serve as Trustees of the Fund.

Dividend, Interest & Premium Strategy:

	Affirmative	Withheld Authority
Re-election of Hans W. Kertess – Class I to serve until the
annual meeting for the 2018-2019 fiscal year	81,130,645	2,031,668

Re-election of William B. Ogden, IV – Class I to serve until the
annual meeting for the 2018-2019 fiscal year	81,162,778	1,999,536

Election of James S. MacLeod – Class I to serve until the
annual meeting for the 2018-2019 fiscal year	81,216,871	1,945,442

Election of Julian Sluyters – Class I to serve until the
annual meeting for the 2018-2019 fiscal year	81,268,084	1,894,229

Election of Susan M. King – Class II to serve until the
annual meeting for the 2016-2017 fiscal year	81,143,414	2,018,899

Election of F. Ford Drummond – Class III to serve until the
annual meeting for the 2017-2018 fiscal year	81,301,178	1,861,136

Election of Davey S. Scoon – Class III to serve until the
annual meeting for the 2017-2018 fiscal year	81,187,836	1,974,477

The other members of the Board of Trustees at the time of the meeting, namely, Ms. Deborah A. DeCotis and Messrs. Alan Rappaport, James A. Jacobson, Bradford K. Gallagher continued to serve as Trustees of the Fund.

______________

† Interested Trustee

70 Semi-Annual Report | July 31, 2015

Changes to the Board of Trustees/Proxy Voting Policies & Procedures (unaudited)

AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

Changes to the Board of Trustees:

Effective September 11, 2015, Susan M. King resigned as Trustee of each Fund.

Proxy Voting Policies & Procedures:

A description of the polices and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Funds’ shareholder servicing agent at (800) 254-5197; (ii) on the Funds’ website at us.allianzgi.com/closedendfunds; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

July 31, 2015 | Semi-Annual Report 71

Matters Relating to the Trustees’ Consideration of the Investment

Management & Portfolio Management Agreements (unaudited)

AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
AllianzGI Equity & Convertible Income Fund

The 1940 Act requires that both the full Board of Trustees (the “Trustees”) and a majority of the non-interested Trustees (the “Independent Trustees”), voting separately, approve each Fund’s Investment Management Agreement with the Investment Manager (for purposes of this section, the “Advisory Agreements”) and Portfolio Management Agreements between the Investment Manager and the applicable Sub-Advisers (for purposes of this section, the “Sub-Advisory Agreements,” and together with the Advisory Agreements, the “Agreements”). The Trustees met in person on June 3, 2015 (the “contract review meeting”) for the specific purpose of considering whether to approve the continuation of the Advisory Agreements and the Sub-Advisory Agreements for AllianzGI NFJ Dividend, Interest & Premium Strategy Fund (“NFJ”) and AllianzGI Equity & Convertible Income Fund (“NIE” and, together with NFJ, for the purposes of this section, the “Funds”). Prior to the contract review meeting, on April 27, 2015, the Chair of the Contracts Committee of the Board of Trustees participated in a conference call with independent legal counsel to the Independent Trustees (“Independent Counsel”) to discuss the process for the Board’s review of the Agreements and to consider and request certain information pertaining to the Funds, including, among other information, information relating to comparative fees and expenses and Fund performance. The Independent Trustees were otherwise assisted in their evaluation of the Agreements by Independent Counsel, from whom they received separate legal advice and with whom they met separately from Fund management during the contract review meeting.

In connection with their deliberations regarding the continuation of the Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality, and extent of the various investment management, administrative and other services performed by the Investment Manager or the Sub-Advisers under the applicable Agreement.

In advance of their contract review meeting, the Trustees received and relied upon materials provided by the Investment Manager which included, among other items: (i) information provided by Lipper Inc. (“Lipper”), an independent third party, on the total return investment performance (based on net assets) of the Funds for various time periods, the investment performance of a group of funds identified by Lipper with investment classifications/objectives comparable to those of the Funds (the “Lipper performance universe”), (ii) information provided by Lipper on the Funds’ management fees and other expenses and the management fees and other expenses of comparable funds identified by Lipper, (iii) information regarding the investment performance and management fees for other funds and accounts managed by the Investment Manager and/or the Sub-Advisers with strategies that have similarities (but none of which were substantially similar)

72 Semi-Annual Report | July 31, 2015

Matters Relating to the Trustees’ Consideration of the Investment

Management & Portfolio Management Agreements (unaudited) (continued)

AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

to those of the Funds, (iv) the estimated profitability to the Investment Manager and Sub-Advisers (on a combined basis) from their relationship with the Funds for the one-year periods ended December 31, 2014 and 2013, (v) descriptions of various functions performed by the Investment Manager and the Sub-Advisers for the Funds, including portfolio management, compliance monitoring and oversight of third party service providers, (vi) information regarding the overall organization and business functions of the Investment Manager and the Sub-Advisers, including, without limitation, information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to the Funds, and corporate ownership and business operations unrelated to the Funds, (vii) fact cards for each Fund including, among other information, total return investment performance based on net asset value and market value, related share price premium and/or discount information, performance (based on net asset value and market value) relative to each Fund’s Lipper peer group, total expense ratio (including any interest and borrowing expenses) and management fee comparisons between each Fund and its Lipper peer group and trends in profitability to the Investment Manager and Sub-Advisers (on a combined basis) from their advisory relationships with each Fund and (viii) “Focus Group Scorecards” that presented each Fund’s performance with respect to selected metrics against Lipper medians.

The Trustees’ conclusions as to the continuation of the Agreements were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors. The Trustees recognized that the fee arrangements for the Funds are in many cases the result of review and discussion in prior years between the Independent Trustees and the Investment Manager, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Fund-specific performance results for the Funds reviewed by the Trustees are discussed below. The comparative performance information was prepared and provided by Lipper or AllianzGI U.S. and was not independently verified by the Trustees. The Trustees reviewed, among other information, comparative information showing performance of each Fund against its respective Lipper performance universe for the one-year, three-year, five-year and (in the case of NFJ only) ten-year periods ended March 31, 2015.

In addition, it was noted that the Trustees considered matters bearing on the Funds and their advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting (either by the full Board and/or the Performance Committee of the Board).

July 31, 2015 | Semi-Annual Report 73

Matters Relating to the Trustees’ Consideration of the Investment

Management & Portfolio Management Agreements (unaudited) (continued)

AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

As part of their review, the Trustees examined the Investment Manager’s and the Sub-Advisers’ abilities to provide high-quality investment management and other services to the Funds. Among other information, the Trustees considered the investment philosophy and research and decision-making processes of the Sub-Advisers, as well as the Sub-Advisers’ broker selection process and trading operations; the experience of key advisory personnel of the Sub-Advisers responsible for portfolio management of the Funds; the ability of the Investment Manager and the Sub-Advisers to attract and retain capable personnel; the background and capabilities of the senior management and staff of the Investment Manager and the Sub-Advisers; employee compensation; and the operational infrastructure, including technology and systems, of the Investment Manager and the Sub-Advisers. In addition, the Trustees reviewed the extent and quality of the Investment Manager’s and the Sub-Advisers’ services with respect to regulatory compliance and compliance with the investment policies of the Funds; the compliance programs and risk controls of the Investment Manager and the Sub-Advisers; the specific contractual obligations of the Investment Manager and the Sub-Advisers pursuant to the Agreements; the nature and quality of certain administrative services the Investment Manager is responsible for providing to the Funds; and conditions that might affect the Investment Manager’s or a Sub-Adviser’s ability to provide high quality services to the Funds in the future under the Agreements, including each organization’s respective financial condition and operational stability. Based on the foregoing, the Trustees concluded that the Sub-Advisers’ investment process, research capabilities and philosophy were well suited to each of the Funds given their respective investment objectives and policies, that the Investment Manager’s capabilities were well suited to the Funds’ needs, and that the Investment Manager and the Sub-Advisers would be able to continue to meet any reasonably foreseeable obligations under the Agreements.

In assessing the reasonableness of each Fund’s fees under the Agreements, the Trustees considered, among other information, each Fund’s management fee and its total expense ratio (including any interest and borrowing expenses) as a percentage of average net assets attributable to common shares and the management fee and total expense ratios of peer expense groups of funds based on information provided by Lipper. The Fund-specific fee and expense results discussed below were prepared and provided by Lipper and were not independently verified by the Trustees.

The Trustees specifically took note of how each Fund compared to its Lipper peers as to performance and management fee and total net expenses. The Trustees noted that while the Funds are not charged a separate administration fee (recognizing that their management fee includes a component for administrative services), it was not clear in all cases whether the peer funds in the Lipper categories were separately charged such a fee by their investment managers, so that the total expense ratio (rather than any individual expense component) represented the most relevant comparison. It was noted that the total expense ratio comparisons reflect the

74 Semi-Annual Report | July 31, 2015

Matters Relating to the Trustees’ Consideration of the Investment

Management & Portfolio Management Agreements (unaudited) (continued)

AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

effect of expense waivers/reimbursements (although none exist for the Funds).

Dividend, Interest & Premium Strategy

The Trustees noted that the expense group for the Fund provided by Lipper consisted of a total of five closed-end funds, including the Fund. The Trustees noted that only non-leveraged closed-end funds were considered for inclusion in the group. The Trustees also noted that average net assets of the common shares of the five funds in the expense group ranged from $311.8 million to $1.818 billion, and that one of the funds in the group was larger in asset size than the Fund. The Trustees also noted that the Fund was ranked second out of five funds in the expense group for total expense ratio (including any interest and borrowing expenses) based on common share assets and actual management fees based on common share assets (with funds ranked first having the lowest fees/expenses and funds ranked fifth having the highest fees/expenses in the expense group).

With respect to Fund total return performance relative to its Lipper performance universe (based on net asset value), the Trustees noted that the Fund had fifth quintile performance for the one-year period, fourth quintile performance for the three-year period, third quintile performance for the five-year period and fourth quintile performance for the ten-year period, each ended March 31, 2015.

Equity & Convertible Income

The Trustees noted that the expense group for the Fund provided by Lipper consisted of a total of eight closed-end funds, including the Fund. The Trustees noted that only non-leveraged closed-end funds were considered for inclusion in the group. The Trustees also noted that average net assets of the common shares of the seven funds in the expense group ranged from $181.8 million to $968.0 million, and that three of the funds in the group were larger in asset size than the Fund. The Trustees also noted that the Fund was ranked fifth out of eight funds in the expense group for total expense ratio (including any interest and borrowing expenses) based on common share assets and third out of eight funds in the expense group for actual management fees based on common share assets (with funds ranked first having the lowest fees/expenses and funds ranked eighth having the highest fees/expenses in the expense group).

With respect to Fund total return performance relative to its Lipper performance universe (based on net asset value), the Trustees noted that the Fund had fourth quintile performance for the one-year period, second quintile performance for the three-year period and first quintile performance for the five-year period, each ended March 31, 2015.

In addition to their review of Fund performance based on net asset value, the Trustees also considered the market value performance of each Fund’s common shares and related share price premium and/or discount information based on the materials provided by Lipper and management.

The Trustees were advised that the Investment Manager and the Sub-Advisers do not manage any funds or accounts, including institutional or separate accounts, with investment strategies and return profiles substantially similar to those

July 31, 2015 | Semi-Annual Report 75

Matters Relating to the Trustees’ Consideration of the Investment

Management & Portfolio Management Agreements (unaudited) (continued)

AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

of the Funds. However, the Trustees considered the management fees charged by the Investment Manager and/or the Sub-Advisers to other funds and accounts with strategies that have similarities (but none of which are substantially similar) to those of the Funds, including open-end funds and, in some cases, separate accounts, advised by the Sub-Advisers. The Trustees noted that the management fees paid by the Funds are generally higher than the fees paid by such separate account clients. However, the Trustees were advised that the Investment Manager and Sub-Advisers generally provide broader and more extensive services to the Funds in comparison to separate accounts, and incur additional expenses in connection with the more extensive regulatory regime to which the Funds are subject in comparison to separate accounts generally. The Trustees noted that the management fees paid by the Funds are generally higher than the fees paid by the open-end funds offered for comparison, but were advised that there are additional portfolio management challenges in managing closed-end funds such as the Funds, including those associated with less liquid holdings, issues relating to trading on a national exchange and attempting to meet a regular dividend, that do not apply to the management of open-end funds.

Based on a profitability analysis provided by the Investment Manager, the Trustees also considered the estimated profitability to the Investment Manager and Sub-Advisers (on a combined basis) from their relationship with each Fund and determined that such profitability did not appear to be excessive.

The Trustees also took into account that, as a general matter, as closed-end investment companies, the assets of the Funds will grow (if at all) principally through the investment performance of each Fund or through the use of additional leverage. The Trustees considered that the Funds do not currently intend to raise additional assets, and the Trustees therefore did not consider potential economies of scale as a principal factor in assessing the fee rates payable under the Agreements.

Additionally, the Trustees considered so-called “fall-out benefits” potentially available to the Investment Manager and the Sub-Advisers as a result of their advisory arrangements with the Funds, including research, statistical and quotation services from broker-dealers executing the Funds’ portfolio transactions, and enhanced visibility for marketing and distribution of other products managed by the Investment Manager and the Sub-Advisers.

After reviewing these and other factors described herein, the Trustees concluded with respect to each Fund, within the context of their overall conclusions regarding the Agreements and based on the information provided and related representations made by management, that they were satisfied with the Investment Manager’s and the Sub-Advisers’ responses and ongoing efforts relating to the investment performance of the Funds. The Trustees also concluded that the fees payable under each Agreement represent reasonable compensation in light of the nature, extent and quality of services provided by the Investment Manager or the applicable Sub-Adviser, as the case may be. Based on their evaluation of factors that they deemed to be material,

76 Semi-Annual Report | July 31, 2015

Matters Relating to the Trustees’ Consideration of the Investment

Management & Portfolio Management Agreements (unaudited) (continued)

AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

including those factors described above, the Trustees, including the Independent Trustees, unanimously concluded that the continuation of the Agreements with respect to each Fund was in the best interests of the Fund and its shareholders, and should be approved.

AllianzGI Diversified Income & Convertible Fund

The 1940 Act requires that both the full Board and a majority of the Independent Trustees, voting separately, approve the Investment Management Agreement with the Investment Manager (for purposes of this section, the “Advisory Agreement”) and Portfolio Management Agreement between the Investment Manager and AllianzGI U.S. (for purposes of this section, the “Sub-Advisory Agreement,” and together with the Advisory Agreement, the “Agreements”) for AllianzGI Diversified Income & Convertible Fund (for purposes of this section, the “Fund”). The Trustees met in person on April 20, 2015 (the “contract review meeting”) for the specific purpose of considering whether to approve the Advisory Agreement and the Sub-Advisory Agreement for the Fund for initial terms of two years commencing upon their execution in connection with the initial public offering of the Fund’s common shares. The Independent Trustees were assisted in their evaluation of the Agreements by Independent Counsel, from whom they received separate legal advice and with whom they met separately from Fund management during the contract review meeting.

In connection with their deliberations regarding the approval of the Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality, and extent of the various investment management, administrative and other services to be performed by the Investment Manager or AllianzGI U.S. under the applicable Agreement.

In advance of their contract review meeting, the Independent Trustees received and relied upon materials provided by the Investment Manager which included, among other items: (i) descriptions of various functions proposed to be performed by the Investment Manager and AllianzGI U.S. for the Fund, such as portfolio management, compliance monitoring and portfolio trading practices and administrative services, (ii) information regarding the overall organization of the Investment Manager and AllianzGI U.S., including information regarding senior management, portfolio managers and other personnel proposed to provide investment management, administrative and other services to the Fund, (iii) the estimated costs to the Investment Manager and AllianzGI U.S. of providing these services, (iv) the estimated profitability of the advisory arrangement to the Investment Manager and AllianzGI U.S. (on a combined basis), (v) information regarding economies of scale, (vi) information on potential “fall-out” benefits to the Investment

July 31, 2015 | Semi-Annual Report 77

Matters Relating to the Trustees’ Consideration of the Investment

Management & Portfolio Management Agreements (unaudited) (continued)

AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

Manager and AllianzGI U.S., (vii) information from Morningstar, Inc. (“Morningstar”) as compiled by the Investment Manager, on the total return investment performance for various time periods of a group of funds, including certain funds managed by AllianzGI U.S., with investment classifications/objectives comparable to those of the Fund (the Trustees noted that the Fund was, at the time, newly organized and had no performance history of its own), (viii) information from Morningstar, as compiled by the Investment Manager, on the management fees and other expenses of comparable funds in the Morningstar peer group (the “Morningstar Fee Information”) and (ix) information regarding the fees for any other open-end funds, closed-end funds, private funds and/or accounts, as applicable, managed by the Investment Manager and AllianzGI U.S. with strategies that are similar (but in no case identical) to those of the Fund.

The Trustees’ conclusions as to the approval of the Agreements were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors.

As part of their review, the Trustees examined the Investment Manager’s and AllianzGI U.S.’s abilities to provide high quality investment management and other services to the Fund. Among other information, the Trustees considered the investment philosophy and research and decision-making processes to be employed by AllianzGI U.S. in managing the Fund, as well as AllianzGI U.S.’s broker selection process and trading operations; the experience of key advisory personnel of AllianzGI U.S. who would be responsible for portfolio management of the Fund; the ability of the Investment Manager and AllianzGI U.S. to attract and retain capable personnel; the background and capabilities of the senior management and staff of the Investment Manager and AllianzGI U.S.; employee compensation; and the general business policies and practices of AllianzGI U.S. and the Investment Manager that are not directly related to the Agreements. In addition, the Trustees reviewed the extent and quality of the Investment Manager’s and AllianzGI U.S.’s services to be provided with respect to regulatory compliance and compliance with the investment policies of the Fund; the compliance programs of each of the Investment Manager and AllianzGI U.S.; the specific contractual obligations of each of the Investment Manager and AllianzGI U.S. pursuant to the Agreements; and conditions that might affect the Investment Manager or AllianzGI U.S.’s ability to provide high quality services to the Fund in the future under the Agreements, including each organization’s respective financial condition, operational stability and ownership structure. Based on the foregoing, the Trustees concluded that AllianzGI U.S.’s investment process, research capabilities and philosophy were well suited to the Fund given its investment objective and policies, that the Investment Manager and

78 Semi-Annual Report | July 31, 2015

Matters Relating to the Trustees’ Consideration of the Investment

Management & Portfolio Management Agreements (unaudited) (continued)

AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

AllianzGI U.S. would be able to meet any reasonably foreseeable obligations under the Agreements.

In assessing the reasonableness of the Fund’s proposed fees under the Agreements, the Trustees considered, among other information, the Fund’s management fee and projected total expense ratio and the management fees and total net expense ratios of a peer group of funds based on the Morningstar Fee Information. The Trustees also considered that the proposed fees to the Investment Manager and AllianzGI U.S. under the Agreements will increase in absolute dollar terms to the extent that the Fund utilizes leverage, and that therefore the Investment Manager and AllianzGI U.S. have a financial incentive to have leverage outstanding, which may create a conflict of interest between the Investment Manager and AllianzGI U.S., on the one hand, and the Fund’s shareholders, on the other. The Trustees noted that, in connection with their assessment of the Fund’s potential use of leverage, the meeting materials included fee data for peer funds based on both total (i.e., including leverage) and net assets, and both with and without interest expense. The Trustees considered, furthermore, the Fund’s intention to initially engage in bank borrowings through the use of a short-term credit facility, and to subsequently replace a portion of its initial short-term borrowings with longer-term, fixed-rate financing. The Trustees also considered the Fund’s common share repurchase plan and its potential effects on the Fund’s asset levels and share price.

The Trustees specifically took note of how the Fund was expected to compare to its Morningstar peers as to management fee expense and total expenses (both before and after giving effect to leverage). The Trustees, at the recommendation of the Investment Manager, considered the estimated total expense ratio of the Fund compared to the total expenses of the peer funds (both before and after giving effect to leverage), recognizing that fees for management and administrative services would be included within the total expense ratio. It was noted that the Fund’s proposed management fee was generally in line with the peer group average and median, as was the Fund’s total net expense ratio, not including interest expense (somewhat above the peer group median but below the peer group average). It was noted that the total expense ratio comparisons reflected the effect of expense waivers/reimbursements (although none were proposed or reflected for the Fund). It was noted, further, that various information regarding the Fund’s estimated fees and expenses would depend upon the actual size of the assets raised by the Fund in its initial public offering, such as the level of “other expenses” to be borne by the Fund, as well as the amount of leverage actually used by the Fund.

The Trustees also considered the management fees charged by the Investment Manager and AllianzGI U.S. to other funds and accounts, if any, with investment strategies that are similar (although in no case identical) to those of the Fund.

The Trustees also considered estimated profitability to the Investment Manager and

July 31, 2015 | Semi-Annual Report 79

Matters Relating to the Trustees’ Consideration of the Investment

Management & Portfolio Management Agreements (unaudited) (continued)

AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

AllianzGI U.S. (on a combined basis) of their relationship with the Fund based on estimated initial offering sizes of the Fund and determined that such profitability was not excessive. The Trustees also took into account that estimated profitability would increase or decrease, as applicable, if the Fund raised a higher or lower level of assets in its initial public offering, and also took into account how estimated profitability would decrease significantly if the Investment Manager’s start-up costs, transaction fees and other offering expenses associated with the initial public offering of the Fund were factored in. It was noted that the profitability analysis provided to the Trustees included estimates both before and after giving effect to estimated leverage.

The Trustees also took into account that, as a closed-end fund, the Fund was not expected to raise additional assets following its initial offering, so the net assets of the Fund were expected to grow (if at all) principally through the investment performance of the Fund or through the use of additional leverage. The Trustees also took into account the Investment Manager’s view that the proposed management fees for the Fund represent appropriate sharing of economies of scale under anticipated asset levels, while recognizing that the size of the initial public offering could not be predicted with accuracy.

Additionally, the Trustees considered so-called “fall-out benefits” potentially available to the Investment Manager and AllianzGI U.S. as a result of their advisory arrangements, including research, statistical and quotation services from broker-dealers executing the Fund’s portfolio transactions, and enhanced visibility for marketing and distribution of other products managed by the Investment Manager and AllianzGI U.S.

After reviewing these and other factors described herein, the Independent Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the fees payable under each Agreement represent reasonable compensation in light of the nature, extent and quality of the services to be provided by the Investment Manager and AllianzGI U.S. to the Fund. Based on their evaluation of factors that they deemed to be material, including those factors described above, the Trustees, including the Independent Trustees, unanimously concluded that the approval of the Agreements was in the interests of the Fund and its shareholders, and should be approved for initial two-year periods commencing upon their execution.

80 Semi-Annual Report | July 31, 2015

Privacy Policy (unaudited)

AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

Please read this Policy carefully. It gives you important information about how Allianz Global Investors U.S. and its U.S. affiliates (“AllianzGI US,” “we” or “us”) handle non-public personal information (“Personal Information”) that we may receive about you. It applies to all of our past, present and future clients and shareholders of AllianzGI US and the funds and accounts it manages, advises, sub-advises, administers or distributes, and will continue to apply when you are no longer a client or shareholder. As used throughout this Policy, “AllianzGI US” means Allianz Global Investors U.S. LLC, Allianz Global Investors Fund Management LLC, Allianz Global Investors Distributors LLC, NFJ Investment Group LLC and the family of registered and unregistered funds managed by one or more of these firms. AllianzGI US is part of a global investment management group, and the privacy policies of other Allianz Global Investors entities outside of the United States may have provisions in their policies that differ from this Privacy Policy. Please refer to the website of the specific non-US Allianz Global Investors entity for its policy on privacy.

We Care about Your Privacy

We consider your privacy to be a fundamental aspect of our relationship with you, and we strive to maintain the confidentiality, integrity and security of your Personal Information. To ensure your privacy, we have developed policies that are designed to protect your Personal Information while allowing your needs to be served.

Information We May Collect

In the course of providing you with products and services, we may obtain Personal Information about you, which may come from sources such as account application and other forms, from other written, electronic, or verbal communications, from account transactions, from a brokerage or financial advisory firm, financial advisor or consultant, and/or from information you provide on our website.

You are not required to supply any of the Personal Information that we may request. However, failure to do so may result in us being unable to open and maintain your account, or to provide services to you.

How Your Information Is Shared

We do not disclose your Personal Information to anyone for marketing purposes. We disclose your Personal Information only to those service providers, affiliated and non-affiliated, who need the information for everyday business purposes, such as to respond to your inquiries, to perform services, and/or to service and maintain your account. This applies to all of the categories of Personal Information we collect about you. The affiliated and non-affiliated service providers who receive your Personal Information also may use it to process your transactions, provide you with materials (including preparing and mailing prospectuses and shareholder reports and gathering shareholder proxies), and provide you with account statements and other materials relating to your account. These service providers provide services at our direction, and under their agreements with us, are required to keep your Personal Information confidential and to use it only for providing the contractually required services. Our service providers may not use your Personal Information to market products and services

July 31, 2015 | Semi-Annual Report 81

Privacy Policy (unaudited) (continued)

AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

to you except in conformance with applicable laws and regulations. We also may provide your Personal Information to your respective brokerage or financial advisory firm, custodian, and/or to your financial advisor or consultant.

In addition, we reserve the right to disclose or report Personal Information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities or pursuant to other legal process, or to protect our rights or property, including to enforce our Privacy Policy or other agreements with you. Personal Information collected by us may also be transferred as part of a corporate sale, restructuring, bankruptcy, or other transfer of assets.

Security of Your Information

We maintain your Personal Information for as long as necessary for legitimate business purposes or otherwise as required by law. In maintaining this information, we have implemented appropriate procedures that are designed to restrict access to your Personal Information only to those who need to know that information in order to provide products and/or services to you. In addition, we have implemented physical, electronic and procedural safeguards to help protect your Personal Information.

Privacy and the Internet

The Personal Information that you provide through our website, as applicable, is handled in the same way as the Personal Information that you provide by any other means, as described above. This section of the Policy gives you additional information about the way in which Personal Information that is obtained online is handled.

• Online Enrollment, Account Access and Transactions: When you visit our website, you can visit pages that are open to the general public, or, where available, log into protected pages to enroll online, access information about your account, or conduct certain transactions. Access to the secure pages of our website is permitted only after you have created a User ID and Password. The User ID and Password must be supplied each time you want to access your account information online. This information serves to verify your identity. When you enter Personal Information into our website (including your Social Security Number or Taxpayer Identification Number and your password) to enroll or access your account online, you will log into secure pages. By using our website, you consent to this Privacy Policy and to the use of your Personal Information in accordance with the practices described in this Policy. If you provide Personal Information to effect transactions on our website, a record of the transactions you have performed while on the site is retained by us. For additional terms and conditions governing your use of our website, please refer to the Investor Mutual Fund Access — Disclaimer which is incorporated herein by reference and is available on our website.

• Cookies and Similar Technologies: Cookies are small text files stored in your computer’s hard drive when you visit certain web pages. Cookies and similar technologies help us to provide customized services and information. We use these technologies on our website to improve our website and services, including to

82 Semi-Annual Report | July 31, 2015

Privacy Policy (unaudited) (continued)

AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

evaluate the effectiveness of our site, and to enhance the site user experience. Because an industry-standard Do-Not-Track protocol is not yet established, our website will continue to operate as described in this Privacy Policy and will not be affected by any Do-Not-Track signals from any browser.

Changes to Our Privacy Policy

We may modify this Privacy Policy from time-to-time to reflect changes in related practices and procedures, or applicable laws and regulations. If we make changes, we will notify you on our website and the revised Policy will become effective immediately upon posting to our website. We also will provide account owners with a copy of our Privacy Policy annually. We encourage you to visit our website periodically to remain up to date on our Privacy Policy. You acknowledge that by using our website after we have posted changes to this Privacy Policy, you are agreeing to the terms of the Privacy Policy as modified.

Obtaining Additional Information

If you have any questions about this Privacy Policy or our privacy related practices in the United States, you may contact us via our dedicated email at PrivacyUS@allianzgi.com.

July 31, 2015 | Semi-Annual Report 83

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84 Semi-Annual Report | July 31, 2015

Trustees

Davey S. Scoon

Chairman of the Board of Trustees

Deborah A. DeCotis

F. Ford Drummond

Bradford K. Gallagher

James A. Jacobson

Hans W. Kertess

James S. MacLeod

William B. Ogden, IV

Alan Rappaport

Julian Sluyters

Fund Officers

Julian Sluyters

President & Chief Executive Officer

Lawrence G. Altadonna

Treasurer, Principal Financial & Accounting Officer

Thomas J. Fuccillo

Vice President, Secretary & Chief Legal Officer

Thomas L. Harter

Chief Compliance Officer

Scott Whisten

Assistant Treasurer

Orhan Dzemaili

Assistant Treasurer

Richard J. Cochran

Assistant Treasurer

Investment Manager

Allianz Global Investors Fund Management LLC

1633 Broadway

New York, NY 10019

Sub-Advisors

Allianz Global Investors U.S. LLC

1633 Broadway

New York, NY 10019

NFJ Investment Group LLC

2100 Ross Avenue, Suite 700

Dallas, TX 75201

Custodian & Accounting Agent

Brown Brothers Harriman & Co

50 Post Office Square

Boston, MA 02110

Transfer Agent, Dividend Paying Agent and Registrar

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of AllianzGI Diversified Income & Convertible Fund, AllianzGI Equity & Convertible Income Fund and AllianzGI NFJ Dividend, Interest & Premium Strategy Fund, for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Funds or any securities mentioned in this report.

The financial information included herein is taken from the records of the Funds without examination by an independent registered public accounting firm, who did not express an opinion herein.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Funds may purchase shares of their stock in the open market. As described above, AllianzGI Diversified Income & Convertible Fund is currently engaged in a repurchase plan that is expected to continue through April 21, 2016.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of their fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Funds’ website at us.allianzgi.com/closedendfunds.

Information on the Funds is available at us.allianzgi.com/closedendfunds or by calling the Funds’ shareholder servicing agent at (800) 254-5197.

Receive this report electronically and eliminate paper mailings.

To enroll, go to us.allianzgi.com/edelivery.

AGI-2015-08-03-12958

Allianz Global Investors Distributors LLC	AZ601SA_073115

ITEM 2. CODE OF ETHICS

Not required in this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

Not required in this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not required in this filing

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

Not required in this filing

ITEM 6. SCHEDULE OF INVESTMENTS

(a) The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in this filing

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in this filing

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

None

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a) (1) Not required in this filing.

(a) (2) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a) (3) Not Applicable

(b) Exhibit 99.906 Cert. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

By:	/s/ Julian Sluyters
Julian Sluyters, President & Chief Executive Officer

Date: October 2, 2015

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer,
Principal Financial & Accounting Officer

Date: October 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Julian Sluyters
Julian Sluyters, President & Chief Executive Officer

Date: October 2, 2015

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer,
Principal Financial & Accounting Officer

Date: October 2, 2015